Combined prospectus for

Marketvest Equity Fund

Marketvest International Equity Fund

Marketvest Pennsylvania Intermeditate
Municipal Bond Fund

Marketvest Short-Term Bond Fund

Marketvest Intermediate U.S.
Government Bond Fund

JUNE 1997

[LOGO OF MARKETVEST FUNDS]

MARKETVEST GROUP OF FUNDS
COMBINED PROSPECTUS

Marketvest Funds, Inc. which currently consists of three diversified investment portfolios, and Marketvest Funds, which currently consists of one diversified and one non-diversified investment portfolio (each portfolio individually referred to as a "Fund" and collectively as the "Funds") are open-end, management investment companies (mutual funds). This combined prospectus offers investors interests in the following five Funds, each having a distinct investment objective and policies:

      Marketvest Equity Fund;

      Marketvest International Equity Fund;

      Marketvest Pennsylvania Intermediate Municipal Bond Fund;

      Marketvest Short-Term Bond Fund; and

      Marketvest Intermediate U.S. Government Bond Fund.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

This combined prospectus contains the information you should read and know before you invest in any of the Funds. Keep this prospectus for future reference.

The Funds have also filed a Combined Statement of Additional dated June 30, 1997 with the Securities and Exchange Commission ("SEC"). The information contained in the Combined Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Combined Statement of Additional Information free of charge, obtain other information, or make inquiries about any of the Funds by writing to or calling the Funds at 1-800-MKT-VEST (1-800-658-8378). The Combined Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Funds is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated June 30, 1997

TABLE OF CONTENTS

--------------------------------------------------------------------------------

SYNOPSIS                                                                       1

------------------------------------------------------

  Risk Factors                                                                 2
  International Equity Fund only                                               2

SUMMARY OF FUND EXPENSES                                                       3

------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                           6

------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  OF EACH FUND                                                                 9

------------------------------------------------------

  Equity Fund                                                                  9
  International Equity Fund                                                   10
  Pennsylvania Intermediate Municipal
     Bond Fund                                                                11
  Short-Term Bond Fund                                                        14
  Intermediate U.S. Government
     Bond Fund                                                                15

PORTFOLIO INVESTMENT AND STRATEGIES                                           15

------------------------------------------------------


MARKETVEST GROUP OF FUNDS INFORMATION                                         37

------------------------------------------------------



  Management of the Marketvest Group

     of Funds                                                                 37

BROKERAGE TRANSACTIONS                                                        41

------------------------------------------------------



  Distribution of Shares of the Funds                                         41


  Administration of the Funds                                                 42

  Portfolio Turnover                                                          42

  Expenses of the Funds                                                       43

NET ASSET VALUE                                                               44

------------------------------------------------------



INVESTING IN THE FUNDS                                                        44

------------------------------------------------------



  Share Purchases                                                             44

  Minimum Investment Required                                                 44

  What Shares Cost                                                            45

  Reducing the Sales Charge                                                   46

  Systematic Investment Program                                               48

  Exchanging Securities for Fund Shares                                       48

  Certificates and Confirmations                                              48

  Dividends and Capital Gains                                                 48

EXCHANGE PRIVILEGE                                                            48

------------------------------------------------------



  Exchange by Telephone                                                       49

  Written Exchange                                                            50

REDEEMING SHARES                                                              50

------------------------------------------------------



  Systematic Withdrawal Program                                               51

  Accounts with Low Balances                                                  51

SHAREHOLDER INFORMATION                                                       52

------------------------------------------------------



  Marketvest Funds, Inc.                                                      52

  Marketvest Funds                                                            52

TAX INFORMATION                                                               53

------------------------------------------------------



  Federal Income Tax                                                          53

  Pennsylvania Personal Property Taxes                                        53

  Additional Tax Information for
     Pennsylvania Intermediate Municipal

     Bond Fund                                                                54

PERFORMANCE INFORMATION                                                       56

------------------------------------------------------

  Performance Information for
     Predecessor Common and Collective

     Investment Funds                                                         56

FINANCIAL STATEMENTS                                                          61

------------------------------------------------------


APPENDIX                                                                      68

------------------------------------------------------


ADDRESSES                                                                     72

------------------------------------------------------



SYNOPSIS

--------------------------------------------------------------------------------


Marketvest Funds, Inc. was incorporated under the laws of the State of Maryland pursuant to Articles of Incorporation dated October 25, 1995, as amended. Marketvest Funds was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1995, as amended. Both the Articles of Incorporation and the Declaration of Trust permit the Funds to offer separate series of shares of common stock and beneficial interests, respectively, representing interests in separate portfolios of securities. The shares in any one portfolio may be (but are not currently) offered in separate classes. The Funds are designed for individuals and institutions as a convenient means of accumulating interests in professionally managed portfolios. As of the date of this prospectus, Marketvest Funds, Inc. is comprised of the following three portfolios:

       Marketvest Equity Fund ("Equity Fund")--seeks to provide growth of principal by investing primarily in the equity securities of high quality companies;

       Marketvest Short-Term Bond Fund ("Short-Term Bond Fund")--seeks to provide current income by investing primarily in investment grade debt securities, U.S. government securities, and mortgage-backed and asset-backed securities while maintaining a dollar-weighted average portfolio maturity of between one to three years; and

       Marketvest Intermediate U.S. Government Bond Fund ("Intermediate U.S. Government Bond Fund")--seeks to provide current income by investing primarily in securities which are issued or guaranteed as to payment of principal and interest by the U.S. government or U.S. government agencies or instrumentalities while maintaining a dollar-weighted average portfolio maturity of between three to ten years.

In addition, as of the date of this prospectus, Marketvest Funds is comprised of the following two portfolios:

       Marketvest International Equity Fund ("International Equity Fund")--seeks to provide long-term capital appreciation by investing primarily in shares of other mutual funds, the portfolios of which consist primarily of equity securities of non-U.S. issuers; and

       Marketvest Pennsylvania Intermediate Municipal Bond Fund ("Pennsylvania Intermediate Municipal Bond Fund")--seeks to provide current income which is exempt from federal regular income tax and the personal and corporate income taxes imposed by the Commonwealth of Pennsylvania by investing primarily in Pennsylvania municipal securities while maintaining a dollar-weighted average portfolio maturity of between three to ten years. The Fund may not be a suitable investment for non-Pennsylvania taxpayers or retirement plans since it intends to invest in Pennsylvania municipal securities.

For information on how to purchase shares of any of the Funds, please refer to "Investing in the Funds." A minimum initial investment of $1,000 is required for each Fund except the International Equity Fund, for which the minimum initial investment is $10,000. Subsequent investments in each Fund must be in amounts of at least $50. Shares of each Fund are sold at net asset value plus any applicable sales charge, and are redeemed at net asset value. Information on redeeming shares may be found under "Redeeming Shares." The Funds are advised by Dauphin Deposit Bank and Trust Company ("Dauphin Deposit" or the "Adviser").

RISK FACTORS

Investors should be aware of the following general considerations: the market value of fixed-income securities, which constitute a major part of the investments of some of the Funds, may vary inversely in response to changes in prevailing interest rates. As with other mutual funds that invest primarily in equity securities, the Equity and International Equity Funds are subject to market risks. The possibility exists that the values of common stocks will decline over short or even extended periods of time. The foreign securities in which some Funds may invest may be subject to certain risks (i.e., greater price volatility and illiquidity than U.S. equity securities) in addition to those inherent in U.S. investments. One or more Funds may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into futures contracts and related options as hedges. These risks and those associated with investing in mortgage-backed securities, when-issued securities, options and variable rate securities, and securities which may be considered to be "derivatives" are described under the sections "Investment Objective and Policies of Each Fund," "Portfolio Investments and Strategies," and "Derivative Contracts and Securities."

INTERNATIONAL EQUITY FUND ONLY

In addition to the above-listed risk factors, investors in the International Equity Fund should be aware of the following additional general considerations:

The International Equity Fund may also invest in underlying funds that invest without limit in the securities of emerging market countries and, in some cases, an underlying fund may invest without limit in the securities of a single country. An underlying fund may also invest substantially all of its assets in the securities of a single issuer. In addition, an underlying fund may concentrate its investments within one industry. However, by holding shares of multiple underlying funds, the Fund seeks to reduce these risks. Although the Fund will limit its direct investments in fixed income securities to investment grade securities or unrated securities of comparable quality, the underlying funds may invest 35% or more of their respective assets in high yield securities (commonly known as "junk bonds"). The Fund and the underlying funds may also make certain investments and employ certain investment techniques that involve other risks, such as leveraged borrowing, selling securities short, engaging in foreign currency exchange transactions, trading in options, and entering into futures contracts and swap agreements, all of which may involve increased risks to the Fund. For a description of the risks associated with the investments noted above, as well as those associated with investing in mortgage-backed securities and securities which may be considered to be "derivatives," please refer to the relevant descriptions under the sections "Investment Objective and Policies," "Portfolio Investments and Strategies," and "Additional Considerations of Investing in Other Investment Companies" for more information.

MARKETVEST GROUP OF FUNDS
SUMMARY OF FUND EXPENSES

--------------------------------------------------------------------------------


                                                                                                       PENNSYLVANIA
                                                                                                       INTERMEDIATE

                                                                                                         MUNICIPAL
                                                                                       EQUITY FUND       BOND FUND

                         SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases

  (as a percentage of offering price)..............................................          4.75%            3.50%
Maximum Sales Charge Imposed on Reinvested Dividends

  (as a percentage of offering price)..............................................          None             None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)..............................................          None             None
Redemption Fees (as a percentage of amount redeemed, if applicable)................          None             None
Exchange Fee.......................................................................          None             None


                          ANNUAL FUND OPERATING EXPENSES
                      (As a percentage of average net assets)

Management Fees (after waiver)(1)..................................................          0.80%            0.60%
12b-1 Fees(2)......................................................................          0.00%            0.00%
Total Other Expenses (after waiver)(3).............................................          0.25%            0.23%
        Total Fund Operating Expenses (after waivers)(4)...........................          1.05%            0.83%


(1) The management fees for the Equity Fund and the Pennsylvania Intermediate Muncipal Bond Fund have been reduced to reflect the voluntary waiver of the management fee by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. With respect to the Equity Fund and the Pennsylvania Intermediate Municipal Bond Fund, the maximum management fees are 1.00% and 0.75%, respectively.

(2) As of the date of this prospectus, the Funds are not paying or accruing 12b-1 fees. The Funds can pay up to 0.25% as a 12b-1 fee to the distributor. Certain trust clients of Dauphin Deposit Bank and Trust Company will not be affected by the distribution plan because the distribution plan will not be activated unless and until a separate class of shares of the Funds (which would not have a Rule 12b-1 plan) are created and such clients' investments in the Funds are converted to such class. If and when a Rule 12b-1 fee is assessed, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

(3) Total Other Expenses have been reduced to reflect the voluntary waiver of the administrative fee by the administrator. The administrator can terminate this voluntary waiver at any time at its sole discretion.

(4) The Total Fund Operating Expenses were 1.26% for the Equity Fund and 1.02% for Pennsylvania Intermediate Municipal Bond Fund absent the voluntary waivers described in Notes 1 and 3 above.

    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "MARKETVEST GROUP OF FUNDS INFORMATION" AND "INVESTING IN THE FUNDS." WIRE-TRANSFERRED REDEMPTIONS MAY BE SUBJECT TO ADDITIONAL FEES.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming
(a) 5% annual return and (b) redemption at the end of each time period.


                                                                                            PENNSYLVANIA
                                                                                            INTERMEDIATE

                                                                                              MUNICIPAL

                                                                              EQUITY FUND     BOND FUND

1 Year......................................................................      $58            $43
3 Years.....................................................................      $79            $61
5 Years.....................................................................      $103           $79
10 Years....................................................................      $170          $134

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON DATA FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1997.

MARKETVEST GROUP OF FUNDS
SUMMARY OF FUND EXPENSES

--------------------------------------------------------------------------------


                                                                                      INTERMEDIATE       INTERNATIONAL
                                                                     SHORT-TERM      U.S. GOVERNMENT        EQUITY

                                                                      BOND FUND         BOND FUND            FUND*

                 SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases

  (as a percentage of offering price).............................         3.50%             3.50%              1.50%
Maximum Sales Charge Imposed on Reinvested Dividends

  (as a percentage of offering price).............................         None              None               None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)...........         None              None               None
Redemption Fees (as a percentage of amount redeemed, if
  applicable).....................................................         None              None               None
Exchange Fee......................................................         None              None               None


                  ANNUAL FUND OPERATING EXPENSES
             (As a percentage of average net assets)

Management Fees (after waiver)(1).................................         0.60%             0.60%              0.50%
12b-1 Fees(2).....................................................         0.00%             0.00%              0.00%
Total Other Expenses (after waiver)(3)............................         0.30%             0.25%              0.25%
        Total Fund Operating Expenses (after waivers)(4)..........         0.90%             0.85%              0.75%


 * Expenses for the International Equity Fund are estimated based on expenses expected to be incurred during the fiscal year ending February 28, 1998. During the course of this period, expenses may be more or less than the amount shown. The table above does not reflect any of the shareholder transaction expenses, operating costs or investment advisory fees of the underlying funds. By investing in the Fund, you bear not only the Fund's expenses detailed above, but also the expenses of the underlying funds. You would not incur the Fund's expenses detailed above if you were to perform your own review and analysis and invest in the underlying funds directly.



(1) The management fees for the Short-Term Bond Fund and the Intermediate U.S. Government Bond Fund and the estimated management fee for the International Equity Fund have been reduced to reflect the voluntary waiver of the management fee by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. With respect to the Short-Term Bond Fund, the Intermediate U.S. Government Bond Fund, and the International Equity Fund, the maximum management fees are 0.75%, 0.75%, and 0.65%, respectively.

(2) As of the date of this prospectus, the Funds are not paying or accruing 12b-1 fees. The Funds can pay up to 0.25% as a 12b-1 fee to the distributor. Certain trust clients of Dauphin Deposit Bank and Trust Company will not be affected by the distribution plan because the distribution plan will not be activated unless and until a separate class of shares of the Funds (which would not have a Rule 12b-1 plan) are created and such clients' investments in the Funds are converted to such class. If and when a Rule 12b-1 fee is assessed, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

(3) Total Other Expenses have been reduced to reflect the voluntary waiver of the administrative fee by the administrator for the Short-Term Bond Fund and the Intermediate U.S. Government Bond Fund. Total Other Expenses of the International Equity Fund have been reduced to reflect the anticipated voluntary waiver of the adminstrative fee by the administrator and reimbursement of certain expenses by the adviser. The administrator and adviser can terminate these voluntary waivers and reimbursements at any time at their sole discretion.

(4) The Total Fund Operating Expenses for the period ended February 28, 1997, were 1.08% for the Short-Term Bond Fund, 1.03% for the Intermediate U.S. Government Bond Fund, absent the voluntary waivers described in Notes (1) and (3) above. Total Fund Operating Expenses for the International Equity Fund are expected to be 1.07%, for the year ended February 28, 1998, absent the anticipated voluntary waivers described in Notes (1) and (3) above.

    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "MARKETVEST GROUP OF FUNDS INFORMATION" AND "INVESTING IN THE FUNDS." WIRE-TRANSFERRED REDEMPTIONS MAY BE SUBJECT TO ADDITIONAL FEES.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming
(a) 5% annual return, (b) payment of the maximum sales charge and (c) redemption at the end of each time period.


                                                                  INTERMEDIATE
                                                   SHORT-TERM    U.S. GOVERNMENT   INTERNATIONAL

                                                    BOND FUND       BOND FUND      EQUITY FUND

1 Year...........................................      $44             $43             $23
3 Years..........................................      $63             $61              39
5 Years..........................................      $83             $80              --
10 Years.........................................     $142            $136              --

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE FOR THE SHORT-TERM BOND FUND AND THE INTERMEDIATE U.S. GOVERNMENT BOND FUND IS BASED ON DATA FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1997, AND FOR THE INTERNATIONAL EQUITY FUND IS BASED ON DATA FOR THE FISCAL YEAR ENDING FEBRUARY 28, 1998.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following table has been audited by Ernst & Young LLP, the Funds' independent auditors. Their report dated April 14, 1997, on the Funds' financial statements for the period ended February 28, 1997, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Funds' financial statements and notes thereto, which may be obtained from the Funds.


  PERIOD                                NET REALIZED AND

  ENDED      NET ASSET                     UNREALIZED                     DISTRIBUTIONS TO   DISTRIBUTIONS TO
 FEBRUARY     VALUE,          NET        GAIN/(LOSS) ON     TOTAL FROM    SHAREHOLDERS FROM  SHAREHOLDERS FROM

   28,       BEGINNING    INVESTMENT       INVESTMENT       INVESTMENT     NET INVESTMENT    NET REALIZED GAIN      TOTAL
 1997(A)     OF PERIOD      INCOME        TRANSACTIONS      OPERATIONS         INCOME         ON INVESTMENTS    DISTRIBUTIONS

MARKETVEST EQUITY FUND
             $   10.00          0.14             2.10             2.24            (0.14)             (0.19)           (0.33)
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

             $   10.00          0.40             0.09             0.49            (0.40)                --            (0.40)
MARKETVEST SHORT-TERM BOND FUND

             $   10.00          0.49            (0.05)            0.44            (0.49)                --            (0.49)
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND

             $   10.00          0.59            (0.18)            0.41            (0.59)                --            (0.59)


PERIOD  ENDED                                                         NET ASSET
 FEBRUARY  28,                                                          VALUE,

   1997(A)                                                          END OF PERIOD
MARKETVEST EQUITY FUND                                                $   11.91
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND              $   10.09
MARKETVEST SHORT-TERM BOND FUND                                       $    9.95
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND                     $    9.82

(a) Reflects operations for the period from April 1, 1996 (date of initial public investment) to February 28, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

Further information about the Funds' performance is contained in the Funds' annual report, dated February 28, 1997, which can be obtained free of charge.


                RATIOS TO AVERAGE NET ASSETS(C)
                                                    NET ASSETS,

                                                      END OF                    AVERAGE

                              NET                     PERIOD      PORTFOLIO   COMMISSION

   TOTAL                  INVESTMENT     EXPENSE       (000       TURNOVER       RATE
 RETURN(B)    EXPENSES      INCOME      WAIVER(D)    OMITTED)       RATE        PAID(E)

     22.77%        1.05%        1.48%        0.21%   $ 540,889           37%   $  0.0616
      5.03%        0.83%        4.41%        0.19%   $ 221,393           86%          --
      4.49%        0.90%        5.47%        0.18%   $ 146,178          112%          --
      4.18%        0.85%        6.54%        0.18%   $ 259,042          255%          --

MARKETVEST INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                   PERIOD ENDED

                                                                                                  MAY 31, 1997(A)
                                                                                                    (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $   10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS

----------------------------------------------------------------------------------------------
  Net investment income                                                                                   0.06

----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                                         0.49
----------------------------------------------------------------------------------------------         -------
Total from investment operations                                                                          0.55

----------------------------------------------------------------------------------------------         -------
NET ASSET VALUE, END OF PERIOD                                                                       $   10.55
----------------------------------------------------------------------------------------------         -------
TOTAL RETURN (B)                                                                                          5.50%

----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS

----------------------------------------------------------------------------------------------
  Expenses                                                                                                0.75%*

----------------------------------------------------------------------------------------------
  Net investment income                                                                                   3.84%*

----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                        0.38%*

----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA

----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                              $42,484
----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                         1%

----------------------------------------------------------------------------------------------

  * Computed on an annualized basis.

 (a) Reflects operations for the period from April 1, 1997 (date of initial public investment) to May 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND

--------------------------------------------------------------------------------

The investment objective and policies of each Fund appear below. The investment objective of a Fund cannot be changed without the approval of the shareholders of such Fund. While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

Unless indicated otherwise, the investment policies of a Fund may be changed by the Board of Trustees or the Board of Directors
(hereinafter referred to as "Board Members") without the approval of the shareholders of such Fund. Shareholders will be notified before any material change in these policies becomes effective.

Additional information about investment limitations, strategies that one or more Funds may employ, and certain investment policies mentioned below, appears in the "Portfolio Investments and Strategies" section of this prospectus and in the Combined Statement of Additional Information.

EQUITY FUND

The investment objective of the Equity Fund is to provide growth of principal. The Fund pursues its objective by investing primarily in the equity securities of high quality companies. Emphasis is placed on stocks where the market price of the stock appears low when compared to present earnings. The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly-held corporations. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of U.S. companies. In most market conditions, the stocks comprising the Fund's assets will exhibit traditional value characteristics, such as higher than average sales growth, higher than average return on equity, low debt to equity ratios, and stocks of companies with high return on their invested capital.

ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include, but are not limited to:

       Common Stocks (as described under "Portfolio Investments and
       Strategies");

       Convertible Securities (as described under "Portfolio Investments and Strategies");

       Securities of Foreign Issuers. The Fund may invest in securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market, including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets (see "Securities of Foreign Issuers" below);

       Futures and Options. The Fund may purchase and sell financial and stock index futures contracts and purchase and sell options on such futures contracts and on its portfolio securities (as described under "Portfolio

       Investments and Strategies--Futures and Options Transactions");

       U.S. Government Securities (as described under "Portfolio Investments and Strategies");

       Corporate Obligations (as described under "Portfolio Investments and Strategies");

       Mortgage-Backed Securities (as described under "Portfolio Investments and Strategies"); and

       Money Market Instruments (as described under "Portfolio Investments and Strategies").

INTERNATIONAL EQUITY FUND

The investment objective of the International Equity Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds (the "underlying funds"), the portfolios of which consist primarily of equity securities of non-U.S. issuers. Under normal market conditions, and as an investment policy, the Fund will invest at least 65% of its total assets in underlying funds that are international equity funds. However, as an operational policy, the Fund anticipates investing substantially all of its assets in international equity funds. International equity funds are those which invest primarily in equity securities of companies located in three or more countries outside the United States. The Adviser will attempt to identify and select a varied portfolio of international equity funds which presents the greatest long-term capital growth potential based on the Adviser's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets (as described below) or focus their investments on geographic regions (provided they invest in at least three countries other than the United States). The Adviser will first assess the relative attractiveness of individual countries, geographic regions, and/or emerging markets. After identifying the most and least attractive countries, regions or markets, consideration will be given to the expected returns and risks before deciding whether to invest in funds that overweight or underweight certain countries, regions or markets. The selection of underlying funds also involves an initial peer group screening process which assesses fund investment style, investment objectives and policies, and fund management. Rankings of certain independent rating services are also considered. Potential underlying funds which, in the Adviser's view, meet these criteria will then be subject to further evaluation of investment policies, historic total return, size, volatility and operating expenses over various time periods. Also, on a macroeconomic level, a fund's geographical diversification is also considered. The underlying funds may be subject to more, less, the same or different investment restrictions than the Fund, and the Adviser will consider these similarities and differences when making investment decisions.

The Investment Company Act of 1940 (the "1940 Act") currently provides that the Fund may not purchase the securities of an underlying fund if, as a result, the Fund together with any of its affiliates would own more than 3% of the total outstanding securities of that underlying fund. Thus, the Fund's ability to invest in shares of certain underlying funds could be restricted and the Adviser may have to select alternative investments. By investing in the Fund, you bear not only the Fund's total operating expenses, but the operating expenses of the underlying funds as well. See "Expenses of the Funds."

Assets not invested in international equity funds may be invested in underlying funds other than international equity funds, such as global funds (funds that invest primarily in securities of issuers throughout the world, including the United States), individual country funds and domestic equity and debt funds to the extent consistent with the Fund's objective of long-term capital appreciation. As described in more detail below in the section "Portfolio Investments and Strategies," the Fund may also make direct investments in the securities held by these underlying funds, including, but not limited to: domestic and foreign equity securities (such as equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"); fixed income securities, which include preferred stock, bonds, notes, or other debt securities of U.S. and foreign companies or governments; short-term debt securities, including U.S. Treasury bills and other short-term U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances; warrants; and unit investment trusts. The Fund and underlying funds may also invest in variable rate demand notes, invest in restricted securities, invest up to 15% of their net assets in illiquid securities, engage in repurchase agreements, when-issued and delayed delivery transactions and forward commitments, invest in foreign currency exchange transactions (including forward foreign currency exchange transactions), enter into futures contracts and foreign currency futures contracts, and trade in options on foreign currencies, stock index and financial futures contracts, portfolio securities and stock indices. The Fund and the underlying funds may also lend their portfolio securities, and borrow for investment purposes.

The underlying funds may also be authorized to invest up to 100% of their respective assets in the securities of foreign issuers and engage in foreign currency transactions (including forward foreign currency exchange transactions) with respect to these investments; invest primarily in either the securities of emerging market countries or in the securities of a single country; invest 35% or more of their respective assets in high yield securities (i.e., "junk bonds"); invest in warrants; sell securities short; engage in leveraged borrowing; and enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. The Fund will not concentrate its assets (i.e., invest 25% or more of its total assets) in any one industry but may invest its assets in underlying funds that concentrate their investments in a single industry.

Although the Fund will normally invest in open-end, management investment companies, or "mutual funds," it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.

For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Fund may invest in short-term money market instruments. See "Money Market Instruments" below.

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

The investment objective of the Pennsylvania Intermediate Municipal Bond Fund is to provide current income which is exempt from federal regular income tax and the personal and corporate income taxes imposed by the Commonwealth of Pennsylvania. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) In addition, shares of the Fund are exempt from personal property taxes imposed by counties in Pennsylvania to the extent that the Fund invests in obligations that are exempt from such taxes. The Fund pursues its investment objective by investing primarily in Pennsylvania municipal securities. Interest income of the Fund that is exempt from federal regular income tax and Pennsylvania state personal and corporate income tax retains its tax-free status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Pennsylvania. Thus, the Fund may not be a suitable investment for non-Pennsylvania taxpayers or retirement plans. As a matter of investment policy, which may not be changed without shareholder approval, under normal market conditions at least 80% of the value of the Fund's net assets will be invested in Pennsylvania municipal securities. In addition, as a matter of investment policy that may be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 65% of the value of its total assets will be invested in securities of Pennsylvania issuers. Up to 20% of the Pennsylvania municipal securities invested in by the Fund may generate income that is subject to the federal alternative minimum tax. The Fund will attempt to maintain a dollar-weighted average portfolio maturity of between three to ten years.

ACCEPTABLE INVESTMENTS. The municipal securities in which the Fund invests include the following:

       obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies, or instrumentalities (i.e., authorities);

       debt obligations of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these;

       variable rate demand notes; and

       participation, trust, and partnership interests, as described below, in any of the above obligations;

the interest from which is, in the opinion of bond counsel for the issuers or in the judgment of the Adviser to the Fund, exempt from both federal regular income tax and the personal and corporate income taxes imposed by the Commonwealth of Pennsylvania. It is likely that shareholders who are subject to alternative minimum tax will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

CHARACTERISTICS. The municipal securities in which the Fund invests are:

       rated, at the time of purchase, within the four highest ratings for municipal securities by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa), Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, or BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or BBB); or

       guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest; or

       fully collateralized by an escrow of U.S. government securities or other securities acceptable to the Adviser; or

       rated at the time of purchase within Moody's highest short-term municipal obligation rating (MIG1/VMIG1) or Moody's highest municipal commercial paper rating (PRIME-1) or S&P's highest municipal commercial paper rating (SP-1); or

       unrated if, at the time of purchase, other municipal securities of that issuer are rated investment grade by an NRSRO (i.e., Baa or BBB or better by Moody's, S&P, or Fitch); or

       unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Adviser.

PARTICIPATION INTERESTS. The Fund may purchase interests in municipal securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

TEMPORARY INVESTMENTS. The Fund normally invests at least 80% of its net assets in Pennsylvania municipal securities, as described above. Although the Fund is permitted to invest up to 20% of its net assets in taxable, temporary investments under normal market conditions, there is no current intention of generating income subject to federal regular income tax or Pennsylvania state personal income tax. In addition, from time to time, when the Adviser determines that market conditions call for a temporary defensive posture, the Fund may invest up to 100% of its total assets in short-term tax-exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; shares of other investment companies; and repurchase agreements.

There are no rating requirements applicable to temporary investments. However, the Adviser will limit temporary investments to those it considers to be of comparable quality to the Fund's acceptable investments.

PENNSYLVANIA MUNICIPAL SECURITIES. Pennsylvania municipal securities are generally issued to finance public works, such as airports, bridges, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Pennsylvania municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS. Yields on municipal securities depend on a variety of factors, including, but not limited to: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Pennsylvania or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Pennsylvania municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Investing in Pennsylvania municipal securities which meet the Fund's quality standards may not be possible if the Commonwealth of Pennsylvania or its municipalities do not maintain their current credit ratings. In addition, any Pennsylvania constitutional amendments, legislative measures, executive orders, administrative regulations, or voter initiatives could result in adverse consequences affecting Pennsylvania municipal securities.

NON-DIVERSIFICATION. The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer, except as noted below. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investment among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers.

The Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer; and beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

SHORT-TERM BOND FUND

The investment objective of the Short-Term Bond Fund is to provide current income. The Fund will invest primarily in investment grade debt securities, U.S. government securities, and mortgage-backed and asset-backed securities. In addition, the Fund may invest in taxable municipal obligations. Under normal market conditions, the Fund will invest at least 65% of its assets in bonds. The Fund will attempt to maintain a dollar-weighted average portfolio maturity of between one to three years.

ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include, but are not limited to:

       U.S. Government Securities (as described under "Portfolio Investments and Strategies");

       Corporate Obligations (as described under "Portfolio Investments and

       Strategies");

       Mortgage-Backed Securities (as described under "Portfolio Investments and Strategies");

       Asset-Backed Securities (as described under "Portfolio Investments and Strategies"); and

       Money Market Instruments (as described under "Portfolio Investments and Strategies").

INTERMEDIATE U.S. GOVERNMENT BOND FUND

The investment objective of the Intermediate U.S. Government Bond Fund is to provide current income. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in securities which are issued or guaranteed as to payment of principal and interest by the U.S. government or U.S. government agencies or instrumentalities. For purposes of this 65% policy, the Fund will consider CMOs (as defined under "Portfolio Investments and Strategies") issued by U.S. government agencies or instrumentalities to be U.S. government securities. The remaining 35% of the Fund's assets may be invested in any of the securities discussed below. In addition, the Fund may invest in taxable municipal obligations. The Fund will attempt to maintain a dollar-weighted average portfolio maturity of between three to ten years.

ACCEPTABLE INVESTMENTS. The securities in which the Fund invests include, but are not limited to:

       U.S. Government Securities (as described under "Portfolio Investments and Strategies");

       Mortgage-Backed Securities (as described under "Portfolio Investments and Strategies");

       Asset-Backed Securities (as described under "Portfolio Investments and Strategies");

       Corporate Obligations (as described under "Portfolio Investments and Strategies"); and

       Money Market Instruments (as described under "Portfolio Investments and Strategies").

PORTFOLIO INVESTMENTS AND STRATEGIES

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The following is a description of the portfolio investments and strategies of the Funds as well as the potential investments and strategies of the underlying funds that may be purchased by the International Equity Fund. Because the International Equity Fund and the underlying funds may invest in substantially similar securities in a similar fashion, thereby incurring similar risks, all further references to the International Equity Fund include the underlying funds unless otherwise indicated. Although many of the underlying funds may have the same or similar investment policies as the International Equity Fund, they are not required to do so.

COMMON STOCKS. The Equity Fund and the International Equity Fund may invest in common stocks. The common stocks in which the Funds may directly invest will be selected by the Adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects of the companies. The Funds may also invest in preferred stocks. Factors such as, but not limited to, product position, market share, potential earnings growth, asset values, and revenues may be considered in evaluating common stocks.

As with other mutual funds that invest primarily in equity securities, the Funds are subject to market risks. That is, the possibility exists that the values of common stocks will decline over short or even extended periods of time. The companies in which the Funds may invest may be classified as small to mid to large-cap companies. There are some additional risk factors associated with investments in small capitalization companies. In particular, stocks in the small capitalization sector may be more volatile in price than larger capitalization stocks. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, the stocks of small companies may decline in price as the prices of large company stocks rise or vice versa.

CONVERTIBLE SECURITIES. The Equity Fund and the International Equity Fund may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants, or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

The Funds may invest in convertible securities that are rated, at the time of purchase, investment grade by an NRSRO or, if unrated, of comparable quality as determined by the Adviser. The International Equity Fund may invest in underlying funds that invest in convertible securities that are rated below investment grade at the time of purchase. See description of "Credit Ratings," "High Yield Securities" and the Appendix to this Prospectus for more information about investment ratings.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e, its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     ZERO COUPON CONVERTIBLE SECURITIES. _Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

     Federal income tax law requires the holder of a zero coupon convertible security to recognize income with respect to the security prior to the receipt of cash payments. To maintain their qualification as regulated investment companies and avoid liability for federal income taxes, the Funds will be required to distribute income accrued with respect to zero coupon convertible securities which each such Fund owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

SECURITIES OF FOREIGN ISSUERS. As noted above, the Equity Fund may invest a portion of its assets in securities of foreign issuers. The International Equity Fund may invest up to 100% of its total assets in the equity securities of foreign issuers, including international stocks. International stocks are issued by foreign companies around the world (excluding the United States). Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments.

The International Equity Fund's investment approach of investing in foreign securities is based on the premise that investing in non-U.S. securities provides three potential benefits over investing solely in U.S. securities: (1) the opportunity to invest in foreign issuers believed to have superior growth potential; (2) the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and (3) the opportunity to reduce portfolio volatility to the extent that securities markets inside and outside the U.S. do not move in harmony.

The International Equity Fund may also take advantage of the unusual opportunities for higher returns available from investing in developing or emerging market countries. The International Equity Fund may invest without limit in emerging market countries. A developing or emerging market country generally is considered to be in the initial stages of industrialization. The Adviser considers emerging market countries to be all countries that are generally considered to have developing or emerging markets. Furthermore, the Adviser considers emerging market countries to be all countries considered by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Investments in developing countries are more volatile and risky. See description below.

To the extent that the International Equity Fund invests in underlying funds that invest primarily in the securities of a single country, any political, economic or regulatory developments affecting the value of the securities in the underlying fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among the securities of more countries.

The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, or in issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. The International Equity Fund and Equity Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries.

Brokerage commissions, custodial services, and other costs relating to foreign investment may be more expensive than in the United States. Foreign markets may have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if either Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Other differences between foreign and U.S. companies include: less publicly available information about foreign companies; the lack of uniform accounting, auditing, and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies; less readily available market quotations on foreign companies; differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; the limited size of many foreign securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of securities; the likelihood that foreign securities may be less liquid or more volatile; unreliable mail service between countries; political or financial changes which adversely affect investments in some countries; certain markets may require payment for securities before delivery; and religious and ethnic instability.

In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors. Investors are advised that when such policies are instituted, the Funds will abide by them, and the International Equity Fund anticipates compliance by the underlying funds in which it invests.

     DEPOSITARY RECEIPTS. _ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored Depositary Receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Ownership of unsponsored Depositary Receipts may not entitle the Equity Fund or the International Equity Fund to financial or other reports from the issuer of the underlying security, to which they would be entitled as the owner of sponsored Depositary Receipts.

EMERGING MARKETS. Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States, and most western European countries. The risks of investing in developing or emerging markets are similar to, but greater than, the risks of investing in the securities of developed international markets since emerging or developing markets tend to have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries.

In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of these countries also may be smaller, less liquid, and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which portfolio securities are denominated may have an adverse impact on the International Equity Fund. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. government securities. These instruments are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include, but are not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; notes, bonds and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States; notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

CORPORATE OBLIGATIONS. The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund (and the Pennsylvania Intermediate Municipal Bond Fund, as a temporary investment) may invest in corporate obligations including preferred stocks and corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. Corporate debt obligations will normally be rated at the time of purchase investment grade (BBB or Baa or better) by an NRSRO or, if unrated, of comparable quality as determined by the Adviser (see "Credit Ratings" below). The International Equity Fund may invest in underlying funds that are permitted to invest in debt securities that are rated below investment grade (i.e., "junk bonds"). See "High Yield Securities."

     FLOATING RATE CORPORATE DEBT OBLIGATIONS. _The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund (and the Pennsylvania Intermediate Municipal Bond Fund, as a temporary investment) may invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

     Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

     FIXED RATE CORPORATE DEBT OBLIGATIONS. _The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund (and the Pennsylvania Intermediate Municipal Bond Fund, as a temporary investment) may also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

     Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

MORTGAGE-BACKED SECURITIES. The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in mortgage-backed securities rated at the time of purchase investment grade (BBB or Baa or better) by an NRSRO, or which are of comparable quality in the judgment of the Adviser. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. There are currently four basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by a Fund as income, and the capital portion will be reinvested.

     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund

     may invest in ARMS. ARMS are pass-through mortgage-backed securities with adjustable rather than fixed interest rates. The ARMS in which a Fund invests are issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.

     A Fund will invest only in CMOs that are rated at the time of purchase investment grade (BBB or Baa or better) by an NRSRO. A Fund may also invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which a Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; (iii) collateralized by pools of mortgages in which payment of principal and interest is dependent upon the underlying pool of mortgages with no U.S. government guarantee; or (iv) other securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

     REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in REMICs. REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES. The International Equity Fund, the Short-Term Bond Fund and the Intermediate U.S. Government Bond Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Funds may invest in asset-backed securities rated at the time of purchase investment grade (BBB or Baa or better) by an NRSRO including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time a Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK INSTRUMENTS. The Funds only invest in Bank Instruments either issued by an institution that has capital, surplus and undivided profits over $100 million or is insured by the Bank Insurance Fund or the Savings Association Insurance Fund. The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may purchase foreign Bank Instruments which include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information.

CREDIT FACILITIES. Demand notes are borrowing arrangements between a corporation and an institutional lender (such as a Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. A Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving credit facilities usually provide for floating or variable rates of interest.

CREDIT ENHANCEMENT. Certain of the acceptable investments of the Funds may have been credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.

CREDIT RATINGS. Each Fund may invest in unrated securities if they are determined to be of comparable quality to the Fund's acceptable rated investments. If a security is subsequently downgraded below the permissible investment category for a Fund, the Adviser will determine whether it continues to be an acceptable investment; if not, the security will be sold. Bonds rated BBB by S&P or Fitch or Baa by Moody's are investment grade, but have more speculative characteristics than A-rated bonds. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. A description of the rating categories is contained in the Appendix to this Prospectus.

VARIABLE RATE DEMAND NOTES. Each Fund may purchase variable rate demand notes. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Funds with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. (See "Demand Features.") Each Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which a Fund may next tender the security for repurchase.

DEMAND FEATURES. Each Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by a Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

MONEY MARKET INSTRUMENTS. For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Equity Fund, the International Equity Fund, the
Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in U.S. and foreign short-term money market instruments, including:

       commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch, and Europaper
       (dollar-denominated commercial paper issued outside the United States) rated A-1, A-2, Prime-1, or Prime-2;

       instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund, which is also administered by the FDIC. These instruments may include ECDs, Yankee CDs, and ETDs;

       obligations of the U.S. government or its agencies or instrumentalities;

       repurchase agreements;

       securities of other investment companies; and

       other short-term instruments which are not rated but are determined by the Adviser to be of comparable quality to the other obligations in which a Fund may invest.

As noted previously under "Temporary Investments," the Pennsylvania Intermediate Municipal Bond Fund may also invest up to 100% of its total assets in certain of the above U.S. short-term instruments when the Adviser determines that market conditions call for a temporary defensive posture.

REPURCHASE AGREEMENTS. The securities in which each Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities.

FUTURES AND OPTIONS TRANSACTIONS. The Equity Fund and the International Equity Fund may engage in futures and options transactions as described below. As a means of reducing fluctuations in the net asset value of their shares, the Funds may attempt to hedge all or a portion of their respective portfolios by buying and selling financial and stock index futures contracts, buying put and call options on portfolio securities and put options on financial futures contracts, and writing call options on futures contracts. The Funds may also write covered put and call options on portfolio securities to attempt to increase their current income or to hedge a portion of their portfolio investments. The Funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Funds purchase and write options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Adviser.

     FUTURES CONTRACTS. _The Equity Fund and the International Equity Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities.

     The Funds also may purchase and sell stock index futures to hedge against changes in prices. The Funds do not intend to engage in futures transactions for speculative purposes, but may do so to a limited extent as permitted by exclusions under the Commodities Exchange Act ("Act").

     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Funds could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect themselves against the possibility that the prices of their fixed income securities may decline during the Funds' anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

     Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

     "MARGIN" IN FUTURES TRANSACTIONS. _Unlike the purchase or sale of a security, the Equity Fund and the International Equity Fund do not pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with their custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by a Fund to finance the transactions.

     Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. A Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

     PUT OPTIONS ON FUTURES CONTRACTS. _The Equity Fund and the International Equity Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

     Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

     Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

     STOCK INDEX OPTIONS. _The Equity Fund and the International Equity Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market to protect against decreases in stock prices. A stock index fluctuates with changes in the market values of the stocks included in the index.

     The effectiveness of purchasing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. _In addition to purchasing put options on futures, the Equity Fund and the International Equity Fund may write (sell) listed and over-the-counter call options on financial and stock index futures contracts (including cash settled stock index options) to hedge their respective portfolios against an increase in market interest rates or a decrease in stock prices. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.

     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can offset, in whole or part, the drop in value of a Fund's portfolio securities.

     Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then offset, in whole or part, the decrease in value of the hedged securities.

     A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

     PURCHASING PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES. _The Equity Fund and the International Equity Fund may purchase put and call options on portfolio securities and on stock indices to protect against price movements in particular securities in their respective portfolios. A put option gives a Fund, in return for a premium, the right (but not the obligation) to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives a Fund, in return for a premium, the right (but not the obligation) to buy the underlying securities from the seller at a specified price during the term of the option.

     WRITING COVERED PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES. _The Equity Fund and the International Equity Fund may write covered put and call options on their portfolio securities to generate income and thereby protect against price movements in particular securities in their respective portfolios. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. When a Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised.

     A Fund may only write call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, a Fund will segregate cash, U.S. Treasury obligations or other liquid securities with a value equal to or greater than the exercise price of the underlying securities.

     OVER-THE-COUNTER OPTIONS. _The Equity Fund and the International Equity Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by a Fund are not traded on an exchange. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Funds will not buy call options or write put options, other than to close out open option positions, without further notification to shareholders.

     RISKS. _When the Equity Fund and the International Equity Fund use futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in their respective portfolios. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, a Fund may lose money on the futures contract or option.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times.
     Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

     The Funds will engage in futures contracts and related options in conformity with the requirements of the Act, which entitles the Funds to an exclusion from regulation provided that, among other representations, the Funds use futures contracts and related options contracts solely for "bona fide hedging purposes" within the meaning and intent of the 1940 Act, and with respect to positions in futures contracts and related option contracts that are not for bona fide hedging purposes, the Funds limit the aggregate initial margin and premiums required to establish such positions to no more than five percent of the liquidation value of their respective net assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into and excluding the value of any options that are "in-the-money" at the time of purchase. When the Funds purchase futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Funds sell futures contracts, they will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions may be used by the International Equity Fund to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

Foreign currency transactions also may be used to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

FORWARD COMMITMENTS. Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. The International Equity Fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the Fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although the Fund may enter into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize a short-term profit or loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The International Equity Fund may engage in forward foreign currency exchange contracts and options on foreign currencies. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the International Equity Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The International Equity Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the Adviser will consider the likelihood of changes in currency values when making investment decisions, the Adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served.

The International Equity Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

     CURRENCY RISKS. _Because the International Equity Fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect: the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

WARRANTS. The Equity Fund and the International Equity Fund may invest in warrants. Warrants provide an option to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the underlying common stock.

SWAP AGREEMENTS. As one way of managing its exposure to different types of investments, the International Equity Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments, its share price and yield.

Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When the Fund enters into a swap agreement, assets of the Fund equal to the value of the swap agreement will be segregated by the Fund.

HIGH YIELD SECURITIES. The International Equity Fund may purchase underlying funds that may invest 35% or more of their respective assets in debt securities which are not considered investment grade bonds (commonly referred to as "junk bonds") by an NRSRO, such as Moody's or S&P. There is no minimal acceptable rating for a security to be purchased or held in the underlying funds, and the underlying funds, may, from time to time, purchase or hold securities in the lowest rating category. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. A description of the rating categories is contained in the Appendix to this Prospectus. (Underlying funds that invest 35% or more of their respective assets in junk bonds are not considered international equity funds).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

A Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board Members and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.

There is the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

RESTRICTED AND ILLIQUID SECURITIES. The Funds may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, each Fund will limit investments in illiquid securities, including (where applicable) restricted securities not determined by the Board Members to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

With respect to the International Equity Fund, the shares of underlying funds may, in certain cases, be considered illiquid. See "Additional Considerations of

Investing in Other Investment Companies."

BORROWING MONEY. The Funds will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow up to one-third of the value of its total assets and pledge assets as necessary to secure such borrowings. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.

The International Equity Fund may purchase underlying funds that may borrow money directly or through reverse repurchase agreements and pledge assets as necessary to secure such borrowings. An underlying fund will maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. (For this purpose, the proceeds received from a reverse repurchase agreement will be deemed a borrowing by an underlying fund). If the 300% asset coverage should decline as a result of market fluctuations or other reasons, an underlying fund may be required to sell some of its portfolio securities within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio securities at the time.

Borrowing money, also known as leveraging, will cause an underlying fund to incur interest charges, and may increase the effect of fluctuations in the value of the investments of the underlying fund on the net asset value of its shares. Generally, an underlying fund will not purchase additional securities for investment while there are borrowings outstanding representing more than 5% of its total assets.

SHORT SALES. The International Equity Fund may purchase shares in an underlying fund that may sell securities short, subject to certain restrictions. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When an underlying fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the underlying fund can obtain such securities, are segregated on the underlying fund's records and maintained until the underlying fund meets its obligations under the short sale.

DIVERSIFICATION. As noted previously, the Pennsylvania Intermediate Municipal Bond Fund is a non-diversified portfolio. However, the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund are diversified portfolios. Therefore, with respect to 75% of the value of total assets, these Funds will not invest more than 5% of their respective total assets in securities of any one issuer, other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities, and securities of other investment companies in the case of the International Equity Fund. None of these Funds may acquire more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.

The underlying funds in which the International Equity Fund invests may be non-diversified investment companies. As such, there is no 1940 Act limit on the percentage of assets which can be invested in any single issuer. However, it is anticipated that the underlying funds would comply with the diversification limits of Sub-chapter M of the Internal Revenue Code, as described under "Pennsylvania Intermediate Bond Fund--Non-Diversification." An investment in such funds, therefore, will entail greater risks than would exist in diversified investment companies because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities of such issuer held by the fund will have a greater impact on the total value of the fund's portfolio than would be the case if the fund were diversified among more issuers.

In some instances the International Equity Fund may purchase shares in an underlying fund that may invest a substantial portion of its assets in a single country. Such an investment may result in a greater fluctuation in the total market value of the underlying fund's portfolio because of the higher percentage of investments among fewer issuers or in a single country. The economic, political or regulatory developments affecting the value of the securities in the underlying fund's portfolio will therefore have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers or countries. The International Equity Fund intends to reduce these risks by holding shares of multiple underlying funds. Many of the underlying funds will be diversified funds, and their investments will be spread over a range of issuers, industries, and countries. The level of diversification the International Equity Fund obtains from being invested in a number of underlying funds is designed (but not guaranteed) to reduce the risk associated with an investment in a single underlying fund.

INDUSTRY CONCENTRATION. The International Equity Fund may purchase shares in underlying funds that may concentrate their investments within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund which invests in a broader range of securities.

DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations. Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Funds will only use derivative contracts for the purposes disclosed above in this prospectus section and in the section entitled "Investment Objective and Policies of Each Fund." To the extent that the Funds invest in securities that could be characterized as derivatives (such as convertible securities, options, futures contracts, and mortgage-backed and asset-backed securities), they will only do so in a manner consistent with their investment objectives, policies and limitations.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies. Except for the International Equity Fund, which is subject to different limitations as described below, each of the other Funds may not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Funds (except the International Equity Fund) will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

Any investment in a mutual fund involves risk and, although the International Equity Fund intends to invest substantially all of its assets in a number of underlying funds, this practice does not eliminate investment risk. Moreover, investing through the International Equity Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results which would not be present in a direct investment in the underlying funds. See "Expenses of the Funds" and "Federal Tax Information."

The International Equity Fund and its affiliates may purchase only up to 3% of the total outstanding securities of any underlying fund. For this purpose, shares of underlying funds held by the other Funds and by private discretionary investment advisory accounts managed by the Adviser will be aggregated with those held by the International Equity Fund. Accordingly, when affiliated persons and other accounts managed by the Adviser hold shares of any of the underlying funds, the International Equity Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.

The 1940 Act also provides that, when the International Equity Fund invests in shares of an underlying fund, the underlying fund will be obligated to redeem its shares held by the International Equity Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, if the International Equity Fund owns more than 1% of an underlying fund's outstanding securities, the portion of the investment exceeding 1% may be considered illiquid and, when added together with other such illiquid securities, may not exceed 15% of the International Equity Fund's net assets. See "Restricted and Illiquid Securities" These limitations are not fundamental investment policies and may be changed by the Board Members without shareholder approval.

Under certain circumstances, an underlying fund may determine to make payment of a redemption by the International Equity Fund wholly or partly by a distribution in kind of securities from the underlying fund's portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the International Equity Fund may hold portfolio securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of each other and of the International Equity Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the International Equity Fund without accomplishing any investment purpose.

The International Equity Fund may purchase shares of both load and no-load underlying funds (including those with a contingent deferred sales charge). However, in most cases, the International Equity Fund anticipates purchasing underlying fund shares without a sales load or qualifying for a reduction or waiver of any sales load because of the amount it intends to invest in the underlying fund.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Therefore, the International Equity Fund currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds. In some cases, the sales load may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, when appropriate, the International Equity Fund will purchase such shares pursuant to (i) letters of intent, permitting it to obtain reduced or no sales charges by aggregating its intended purchases over time (generally 13 months from the initial purchase under the letter); (ii) rights of accumulation, permitting it to obtain reduced or no sales charges as it purchases additional shares of an underlying fund; and (iii) the right to obtain reduced or no sales charges by aggregating its purchases of several funds within a family of mutual funds.

MARKETVEST GROUP OF FUNDS INFORMATION

--------------------------------------------------------------------------------


MANAGEMENT OF THE MARKETVEST GROUP OF FUNDS

BOARD MEMBERS. Marketvest Funds, Inc. is managed by a Board of Directors. Marketvest Funds is managed by a Board of Trustees. The Board Members are responsible for managing each Fund's business affairs and for exercising all of the powers of the Funds except those reserved for the shareholders.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with both Marketvest Funds, Inc. and Marketvest Funds, investment decisions for the Funds are made by Dauphin Deposit Bank and Trust Company ("Dauphin Deposit"), the Funds' investment adviser, subject to direction by the Board Members. The Adviser continually conducts investment research and supervision for each Fund (including, with respect to the International Equity Fund, underlying fund analysis) and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual advisory fee from the assets of each Fund.

     ADVISORY FEES. The Adviser receives an annual investment advisory fee at annual rates equal to percentages of the relevant Fund's average net assets as follows: 1.00% of the Equity Fund, 0.65% of the International Equity Fund, and 0.75% of the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund. The fee paid by the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund and the Intermediate U.S. Government Bond Fund, while higher than the advisory fee paid generally by other mutual funds, is comparable to the advisory fees paid by other mutual funds with similar objectives and policies. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Funds for certain operating expenses, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     The investment advisory fees of the underlying funds in which the International Equity Fund invests are not included in the discussion of the International Equity Fund's advisory fee above. By investing in the International Equity Fund, you bear not only that Fund's expenses, but also similar expenses of the underlying funds. You would not incur the International Equity Fund's expenses if you were to invest in the underlying funds directly.

     ADVISER'S BACKGROUND. Dauphin Deposit is a wholly-owned subsidiary of Dauphin Deposit Corporation (the "Corporation"), a bank holding company. Through its subsidiaries and affiliates, the Corporation provides a comprehensive range of financial services to the public. The headquarters of both the Corporation and Dauphin Deposit are located at 213 Market Street, Harrisburg, PA 17105. The Board of Directors and shareholders of the Corporation have approved the merger of the Corporation (the "Merger") with and into First Maryland Bancorp ("FMB"), a subsidiary of Allied Irish Banks PLC ("AIB"). As a result, upon consummation of the Merger all existing subsidiaries of the Corporation would become subsidiaries of FMB and the separate legal existence of the Corporation would cease. It is presently anticipated that the Merger will be completed on or about July 8, 1997.

     Under the provisions of the 1940 Act, completion of the Merger would result in an "assignment" and therefore automatic termination of Dauphin Deposit's current investment advisory contract with the Funds (the "Termination"). Accordingly, the Board Members of the Funds considered and approved new investment advisory contracts between the Funds and Dauphin Deposit, subject to approval by shareholders of the Funds and consummation of the Merger. At a Special Meeting of the Funds' shareholders on June 30, 1997, the new investment advisory contracts with Dauphin Deposit were approved, subject only to consummation of the Merger.

     Dauphin Deposit, and its divisions, Bank of Pennsylvania, Valleybank, and Farmers Bank, provide banking services through over 100 branch offices located in a twelve county area in south central Pennsylvania with regional headquarters in Harrisburg, Hanover, and Reading, Pennsylvania. Among the services offered to clients are commercial and consumer lending, time and regular savings and demand deposits, cash management, credit cards, and personal, corporate, and pension trust services. Mortgage lending is provided through its affiliate, Eastern Mortgage Services, Inc. As of March 31, 1997, Dauphin Deposit had assets in excess of $6 billion.

     Dauphin Deposit's Trust and Financial Services Group provides individuals, businesses, and municipalities with investment, custodial, and trust services. As of March 31, 1997, the Trust and Financial Services Group had in excess of $2 billion under active management, including $1.2 billion as investment adviser to the Marketvest Group of Funds.

     AIB is an Irish banking corporation whose securities are traded on the Irish Stock Exchange, London Stock Exchange, and the New York Stock Exchange. AIB is a registered bank holding company under the BHCA, and, based upon total assets at December 31, 1996, is the largest banking corporation organized under the laws of Ireland. At December 31, 1996, AIB and its subsidiaries had total assets of approximately $43.9 billion. AIB and its subsidiaries provide a full range of banking, financial and related services principally in Ireland, the United States and United Kingdom.

     The principal executive offices of AIB are located at Bankcentre, Ballsbridge, Dublin 4, Ireland.

     FMB, a Maryland corporation incorporated in 1973, is registered as a bank holding company and is a subsidiary of AIB. AIB owns 100% of the outstanding common stock of FMB and controls approximately 99% of the outstanding voting power of FMB. At December 31, 1996, FMB had consolidated total assets of $10.8 billion, total deposits of $7.5 billion and total shareholders' equity of $1.2 billion.

     FMB's principal subsidiaries are The First National Bank of Maryland, First Omni Bank N.A. and The York Bank and Trust Company. Through its subsidiaries, FMB provides comprehensive corporate, commercial, correspondent and retail banking services, personal and corporate trust services and related financial products and services to individuals, businesses, governmental units and financial institutions primarily in Maryland and the adjacent areas, including south central Pennsylvania and the District of Columbia. At December 31, 1996, FMB operated 195 branch banking centers, 278 automatic teller machines and employed approximately 4,824 people.

     The principal executive offices of FMB are located at 25 South Charles Street, Baltimore, Maryland 21201.

     Hopper Soliday and Co., Inc. ("Hopper Soliday"), headquartered in Lancaster, Pennsylvania, is a wholly-owned subsidiary of the Corporation. Hopper Soliday's services include municipal finance, investment banking, securities underwriting, market making, institutional sales, retail brokerage, and other general securities businesses permitted for bank holding companies and their non-bank subsidiaries. Hopper Soliday is a registered broker/dealer and an affiliate of the Adviser. As such, the Adviser is permitted under certain limited circumstances (as described further under "Brokerage Transactions") to use Hopper Soliday, or other affiliates, as a broker to execute portfolio transactions on behalf of the Funds. As part of its regular banking operations, Dauphin Deposit may make loans to public companies and municipalities. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Dauphin Deposit. Because of the internal controls maintained by Dauphin Deposit to restrict the flow of non-public information, investments for the Funds are typically made without any knowledge of Dauphin Deposit's or its affiliates' lending relationships with an issuer; therefore, the lending relationship will not be a factor in the selection of securities.

     The Funds and the Adviser have each adopted strict codes of ethics governing the conduct of all employees who manage the Funds and their portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of the shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Funds; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board Members, and could result in severe penalties imposed by the Funds or the Adviser.

     PORTFOLIO MANAGERS' BACKGROUND. Samuel E. Long has been the portfolio manager for the Equity Fund since its inception. Mr. Long is an Equity Specialist and Vice President of Dauphin Deposit. Mr. Long joined Dauphin Deposit in November 1985 as Senior Equity Manager. From 1979 to 1985, Mr. Long was Resident Manager and Vice President of the Harrisburg branch office of W.H. Newbold's Son and Company, Inc. In this capacity, Mr. Long achieved the designations of Registered Options Principal, General Sales Supervisor, as well as Series III-Commodities Representative, and Series IV-General Securities Representative. From 1974 to 1979, Mr. Long managed an equity fund as well as employee benefit accounts for Commonwealth National Bank. From 1969 to 1974, he was a Registered Investment Representative with Walston and Co.

     Daryl B. Girton has been the portfolio manager for the Short-Term Bond Fund since its inception. Mr. Girton is a Fixed Income Specialist and Vice President of Dauphin Deposit. He has been the Portfolio Manager of Dauphin Deposit's Employee Benefit Short Term Bond Fund and Personal Trust U.S. Government Fund since September of 1994. From 1989 to 1994, Mr. Girton managed personal trust common funds for Fulton Bank, including a government income fund, a common stock fund, and an equity income fund. Mr. Girton graduated from Thiel College with a B.A. in Business Administration and received an M.B.A. from Shippensburg University. Mr. Girton is a Chartered Financial Analyst and a member of the Philadelphia Financial Analysts Society.

     Cathleen S. Saylor has been the portfolio manager for the Pennsylvania Intermediate Municipal Bond Fund and the Intermediate U.S. Government Bond Fund since their inception. Ms. Saylor is a Fixed Income Specialist and Vice President of Dauphin Deposit. Ms. Saylor has been the Manager of Dauphin Deposit's Personal Trust Municipal Bond Fund (since 1987), Dauphin Deposit's Employee Benefit Fixed Income Fund (since 1985), and Dauphin Deposit's Personal Trust Fixed Income Fund (since 1985). She had previously managed Dauphin Deposit's Employee Benefit Short Term Bond Fund from 1987 to 1994. Ms. Saylor joined Dauphin Deposit in 1974 and is a former supervisor in the Trust Operations Securities Processing Department. She attended Harrisburg Area Community College for Business Administration and is a graduate of the Pennsylvania Bankers' Association Central Atlantic School of Trust. Ms. Saylor is a Chartered Financial Analyst and a member of the Baltimore Security Analysts Society.

     Brett A. Hoffacker has been the assistant portfolio manager for the Equity Fund, and the portfolio manager of the International Equity Fund, since the inception of each. Mr. Hoffacker is an Equity Specialist and Vice President of Dauphin Deposit. Mr. Hoffacker has been the Portfolio Manager of Dauphin Deposit's Personal Trust Equity Fund (since 1994) and Dauphin Deposit's Employee Benefit Global Equity Fund (since 1994). From 1983 to 1994, Mr. Hoffacker was Manager of the Investment and Employee Benefit Departments of Farmers Bank and Trust Company, a Division of Dauphin Deposit. Mr. Hoffacker graduated from the Pennsylvania State University with a B.A. in Finance and the Pennsylvania Bankers' Association Central Atlantic School of Trust. Mr. Hoffacker is a Certified Financial Planner, Certified Retirement Plan Specialist, and a former registered investment broker. From 1980 to 1983, Mr. Hoffacker was employed by York Bank and Trust in Trust Employee Benefits as an account administrator.

BROKERAGE TRANSACTIONS

--------------------------------------------------------------------------------


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of a Fund. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Board Members.

Notwithstanding the foregoing, to the extent consistent with applicable provisions of the 1940 Act, Rule 17e-1, and other rules and exemptions adopted by the SEC under the 1940 Act, the Board Members have determined that all orders for transactions in securities or options on behalf of the Funds may be placed by Dauphin Deposit with broker/dealers affiliated with Dauphin Deposit, including Hopper Soliday. The Funds may use Hopper Soliday or another affiliated broker in a portfolio transaction when Dauphin Deposit believes that the affiliated broker's charge for the transaction does not exceed usual and customary levels and is likely to result in price and execution at least as favorable as those of other qualified unaffiliated broker/dealers.

DISTRIBUTION OF SHARES OF THE FUNDS

Edgewood Services, Inc. is the principal distributor for shares of the Funds. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood Services, Inc. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. Pursuant to the provisions of a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Plan"), each Fund may pay to Edgewood Services, Inc., the distributor, an amount computed at an annual rate of up to 0.25% of the average daily net asset value of that Fund's shares to finance any activity which is principally intended to result in the sale of that Fund's shares subject to the Plan.

Certain trust clients of Dauphin Deposit will not be affected by the Plan because the Plan will not be activated unless and until a separate class of shares of the Funds (which would not have a Rule 12b-1 plan) is created and such trust clients' investments in the Funds are converted to such class.

The distributor may, from time to time, and for such periods as it deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the shares exceed such lower expense limitation as the distributor may, by notice to the Funds, voluntarily declare to be effective.

The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales and support services as agents for their clients or customers who beneficially own shares. Financial institutions will receive fees from the distributor based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the distributor.

The Funds' Plan is a compensation type plan. As such, the Funds make no payments to the distributor except as described above. Therefore, the Funds do not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Funds, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Plan.

The Glass-Steagall Act prohibits a depository institution (such as Dauphin Deposit) from being an underwriter or distributor of certain securities, including shares of registered open-end mutual fund companies. The Glass-Steagall Act does not prohibit such a depository institution from acting as investment adviser or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the advisory or custodial capacities described above or should Congress relax current restrictions on depository institutions, the Board Members will consider appropriate changes in the services.

ADMINISTRATIVE ARRANGEMENTS. The distributor may also pay financial institutions as directed by the Adviser a fee based upon the average daily net asset value of shares of their customers invested in each Fund for providing administrative services. This fee is in addition to the amounts paid under the Distribution Plan for administrative services, and, if paid, will be reimbursed by the Adviser and not a Fund.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services ("FAS"), Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, provides the Funds with the administrative personnel and services necessary to operate each Fund. Such services include certain legal and accounting services. FAS receives an annual administrative fee equal to 0.15% of the Funds' average aggregate daily net assets.

The administrative fee received during any fiscal year shall aggregate at least $75,000 per Fund. FAS may voluntarily choose to waive a portion of its fee at any time.

CUSTODIAN. Dauphin Deposit is custodian for the securities and cash of the Funds.

PORTFOLIO TURNOVER

Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in the Funds' portfolios will be sold whenever the Adviser believes it is appropriate to do so in light of the Funds' investment objective, without regard to the length of time a particular security may have been held. Generally, a high portfolio turnover rate results in increased transaction costs and higher taxes paid by the Funds' shareholders. In addition, a high rate of portfolio turnover may result in the realization of a larger amount of capital gains which, when distributed to the Funds' shareholders, are taxable to them. Additionally, with respect to the International Equity Fund, to the extent that the underlying funds have assessed a sales charge on the International Equity Fund's investment, a higher portfolio turnover rate for the International Equity Fund could impact the International Equity Fund's overall performance and total return. Nevertheless, transactions for a Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's Adviser deems it appropriate to make changes in a Fund's portfolio. There is no limit on the underlying funds' portfolio turnover rates.

EXPENSES OF THE FUNDS

The Funds pay all of their own expenses and their allocable shares of Marketvest Funds, Inc.'s and Marketvest Funds' expenses. The expenses of each Fund include, but are not limited to, the cost of: organizing the Funds and continuing their existence; Board Members' fees; investment advisory and administrative services; printing prospectuses and other Fund documents for shareholders; registering the Funds and shares of the Funds; taxes and commissions; issuing, purchasing, repurchasing, and redeeming shares; fees for custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing, mailing, auditing, accounting, and legal expenses; reports to shareholders and governmental agencies; meetings of Board Members and shareholders and proxy solicitations therefor; distribution fees; insurance premiums; association membership dues; and such nonrecurring and extraordinary items as may arise.

An investor in the International Equity Fund should recognize that you may invest directly in underlying funds and that, by investing in underlying funds indirectly through the International Equity Fund, you will bear not only your proportionate share of the expenses of the International Equity Fund and of Marketvest Funds as described above, but also, indirectly, similar expenses of the underlying funds. In addition, you will bear your proportionate share of expenses, if any, related to the distribution of the International Equity Fund's shares, see "Distribution of Shares of the Funds," and also may indirectly bear expenses paid by an underlying fund related to the distribution of its shares. You also will bear your proportionate share of any sales charges incurred by the International Equity Fund related to the purchase of shares of the underlying funds. However, in certain instances, the International Equity Fund may be eligible to purchase underlying funds at a reduced or no sales charge, whereas an individual investor would have to pay the full sales charge if the investor directly invested in such underlying funds. In those instances, it may be possible for an investor to bear greater transaction and operating expenses by investing directly in the underlying fund than if the investor were to invest indirectly through such underlying funds as a shareholder in the International Equity Fund (even after aggregating the transaction and operating expenses of the International Equity Fund and the underlying funds). Finally, you should recognize that, as a result of the International Equity Fund's policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invest directly in the underlying funds. See "Dividends and Capital Gains" and "Federal Income

Tax Consequences."

NET ASSET VALUE

--------------------------------------------------------------------------------

Each Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUNDS

--------------------------------------------------------------------------------

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business except on Columbus Day and Veterans' Day. Shares of the Funds may be purchased through Hopper Soliday or Dauphin Deposit. In connection with the sale of shares of the Funds, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request.

To purchase shares of the Funds through Hopper Soliday, call toll free 1-800-MKT-VEST (1-800-658-8378). Trust and institutional investors should contact their account officer to make purchase requests through Dauphin Deposit. Texas residents must purchase shares of the Funds through Edgewood Services, Inc. at 1-800-618-3573. A purchase request must be received by Hopper Soliday or Edgewood Services, Inc. before 4:00 p.m. (Eastern time), and by Dauphin Deposit before 2:00 p.m. (Eastern time), in order for shares of a Fund to be purchased at that day's net asset value. Purchase requests through registered broker/dealers must be received by Hopper Soliday before 3:00 p.m. (Eastern time) in order for shares to be purchased at that day's net asset value. Hopper Soliday and Dauphin Deposit are responsible for promptly submitting purchase requests and providing proper written purchasing instructions to a Fund. The order will be placed by Hopper Soliday or Edgewood Services, Inc. when payment is received. Payment for shares purchased through Dauphin Deposit must be received on the next business day after placing the order.

BY CHECK. Purchases of shares by check must be made payable to the Fund and sent to Hopper Soliday, 1703 Oregon Pike, P.O. Box 4548, Lancaster, PA 17604-4548.

BY WIRE. Shares of the Funds cannot be purchased by Federal Reserve Wire on Columbus Day or Veterans' Day. To purchase shares by wire, Dauphin Deposit trust and institutional investors should contact their account officer. All other shareholders should contact Hopper Soliday.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in a Fund by an investor is $1,000 except for the International Equity Fund, for which the minimum initial investment is $10,000. Subsequent investments in each Fund must be in amounts of at least $50. These minimums may be waived (or lowered) for purchases by the Trust and Financial Services Group of Dauphin Deposit and its affiliates for fiduciary or custodial accounts and for certain purchases by employees of Dauphin Deposit Corporation and its subsidiaries. Following the Merger, such waivers (or reductions) will also be made available for purchases by AIB, FMB, and the affiliates of each, for fiduciary and custodial accounts, and for certain purchases by employees of AIB and its subsidiaries, including FMB. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Funds.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received, plus a sales charge, as follows:

EQUITY FUND:


                                            SALES CHARGE AS A              SALES CHARGE AS A
                                          PERCENTAGE OF PUBLIC             PERCENTAGE OF NET

AMOUNT OF TRANSACTIONS                       OFFERING PRICE                 AMOUNT INVESTED
Less than $50,000                                    4.75%                          4.99%

------------------------------------
$50,000 but less than $100,000                       4.50%                          4.71%
------------------------------------
$100,000 but less than $250,000                      4.00%                          4.17%
------------------------------------
$250,000 but less than $500,000                      3.50%                          3.63%
------------------------------------
$500,000 or more                                     3.00%                          3.09%
------------------------------------

INTERNATIONAL EQUITY FUND:


                                            SALES CHARGE AS A              SALES CHARGE AS A
                                          PERCENTAGE OF PUBLIC             PERCENTAGE OF NET

AMOUNT OF TRANSACTIONS                       OFFERING PRICE                 AMOUNT INVESTED
Less than $100,000                                   1.50%                          1.52%

------------------------------------
$100,000 but less than $250,000                      1.00%                          1.01%
------------------------------------
$250,000 but less than $500,000                      0.75%                          0.76%
------------------------------------
$500,000 or more                                     0.50%                          0.50%
------------------------------------

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND, SHORT-TERM BOND FUND, AND INTERMEDIATE U.S. GOVERNMENT BOND FUND:


                                            SALES CHARGE AS A              SALES CHARGE AS A
                                          PERCENTAGE OF PUBLIC             PERCENTAGE OF NET

AMOUNT OF TRANSACTIONS                       OFFERING PRICE                 AMOUNT INVESTED
Less than $100,000                                   3.50%                          3.63%

------------------------------------
$100,000 but less than $250,000                      3.00%                          3.09%
------------------------------------
$250,000 but less than $500,000                      2.50%                          2.56%
------------------------------------
$500,000 or more                                     2.00%                          2.04%
------------------------------------

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

PURCHASES AT NET ASSET VALUE. Shares of the Funds may be purchased at net asset value, without a sales charge, by the Trust and Financial Services Division of Dauphin Deposit and their affiliates (including AIB, FMB and their subsidiaries, following the Merger) for accounts in which they serve in the capacity of Trustee, Guardian, Attorney-in-fact, Executor, Administrator, Investment Advisor, Managing Agent, or Custodian under the Uniform Gifts to Minors Act, by trust companies, by trust departments of other financial institutions, and by banks and savings and loans (savings associations) for their accounts. Board Members, emeritus trustees, employees and retired employees of Marketvest Funds, Inc. and Marketvest Funds, Dauphin Deposit Corporation and its subsidiaries, including Dauphin Deposit and Hopper Soliday, or Edgewood Services, Inc. or their affiliates, or any bank or investment dealer who has a sales agreement with Edgewood Services, Inc. with regard to the Funds, and their spouses and children under 21, may also buy shares at net asset value, without a sales charge. Following the Merger, employees of AIB and its subsidiaries, including FMB, and the spouses and children under 21 of such employees, will also be permitted to purchase shares at net asset value without a sales charge. However, purchases of Fund shares at net asset value under brokerage accounts established with Hopper Soliday may be subject to per-transaction charges. Shareholders should consult Hopper Soliday for more information about its charges.

SALES CHARGE REALLOWANCE. For sales of shares of a Fund, a dealer will normally receive up to 85% of the applicable sales charge. For shares sold with a sales charge, Hopper Soliday will receive 85% of the applicable sales charge for purchases of shares of the Funds made directly through Hopper Soliday. The sales charge for shares sold other than through Hopper Soliday or registered broker/dealers will be retained by the distributor. However, the distributor will, periodically, uniformly offer to pay to dealers additional amounts in the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. Such payments, all or a portion of which may be paid from the sales charge the distributor normally retains or any other source available to it, will be predicated upon the amount of shares of the Funds that are sold by the dealer.

REDUCING THE SALES CHARGE

The sales charge can be reduced on the purchase of shares through: quantity discounts and accumulated purchases; signing a 13-month letter of intent; using the reinvestment privilege; or concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table above, larger purchases reduce the sales charge paid. The Funds will combine purchases made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge.

If an additional purchase of shares of a Fund is made, each Fund will consider the previous purchases still invested in any of the Funds. For example, if a shareholder of the Equity Fund already owns shares having a current value at the public offering price of $30,000 and purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 4.75%.

To receive the sales charge reduction, Hopper Soliday or the distributor must be notified by the shareholder in writing or by the shareholder's financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. Each Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase at least $50,000 of shares in the Equity Fund or $100,000 of shares in the International Equity Fund, Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.75% (for the Equity Fund), 1.50% (for the International Equity Fund), or 3.50% (for the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund) of the total amount intended to be purchased in escrow (in shares of the Funds) until such purchase is completed.

The shares held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent is not purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase shares, but if the shareholder does so, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days; however, these previous purchases will not receive the reduced sales charge.

REINVESTMENT PRIVILEGE. If shares in the Funds have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Hopper Soliday or the distributor must be notified by the shareholder in writing or by the shareholder's financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares in a Fund, there may be tax consequences. Shareholders contemplating such transactions should consult their own tax advisers.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more Funds in Marketvest Group of Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in shares of the Equity Fund with a sales charge, and $20,000 in shares of another Fund with a sales charge, the sales charge would be reduced on the Equity Fund purchase.

To receive this sales charge reduction, Hopper Soliday or the distributor must be notified by the shareholder in writing or by their financial institution at the time the concurrent purchases are made. The Funds will reduce the sales charge after they confirm the purchases.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. The minimum amount of $50 may be waived (or lowered) at times for employees of Dauphin Deposit. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by a Fund, plus the applicable sales charge. A shareholder may apply for participation in this program through Hopper Soliday.

EXCHANGING SECURITIES FOR FUND SHARES

A complete description of how the Funds may accept securities in exchange for Fund shares is explained in the Funds' Combined Statement of Additional Information under "Exchanging Securities for Fund
Shares."

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Funds, Federated Shareholder Services
Company maintains a share account for each shareholder. Share certificates will not be issued.

Detailed confirmations of each purchase or redemption are sent to each shareholder. In addition, monthly confirmations are sent to report dividends paid during that month.

DIVIDENDS AND CAPITAL GAINS

With respect to the Equity Fund, dividends are declared and paid monthly. With respect to the International Equity Fund, dividends are declared and paid annually. With respect to the Pennsylvania Intermediate Municipal Bond Fund, Short-Term Bond Fund, and Intermediate U.S. Government Bond Fund, dividends are declared daily and paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by a Fund. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds. Capital gains realized by a Fund, if any, will be distributed at least once every 12 months. Dividends and capital gains will be automatically reinvested in additional shares on payment dates at the ex-dividend date net asset value without a sales charge, unless cash payments are requested by writing to the Fund.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------

Shareholders may exchange shares of one Fund for shares of any of the other Funds in the Marketvest Group of Funds at net asset value, subject to certain conditions. In addition, shares of a Fund may be exchanged for shares of the following funds distributed by Federated Securities Corp.:

       Liberty U.S. Government Money Market Trust--a U.S. government money market fund; and

       Pennsylvania Municipal Cash Trust (Institutional Service Shares)--a Pennsylvania municipal money market fund. Shareholders who exercise this exchange privilege must exchange shares having a net asset value of at least $1,000. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the participating fund into which an exchange is to be made.

Exchanges are made at net asset value, plus the difference between a Fund's sales charge already paid and any applicable sales charge on shares of the fund to be acquired in the exchange.

Upon receipt by Federated Shareholder Services Company of proper instructions and all necessary supporting documents, shares submitted for exchange will be redeemed at the next determined net asset value. If the exchanging shareholder does not have an account in the participating fund whose shares are being acquired, a new account will be established with the same registration, dividend, and capital gain options as the account from which shares are exchanged, unless otherwise specified by the shareholder. In the case where the new account registration is not identical to that of the existing account, a signature guarantee is required. (See "Redeeming Shares by Mail.") Exercise of this privilege is treated as a redemption and a new purchase for federal income tax purposes and, depending on the circumstances, a short or long-term capital gain or loss may be realized. The Funds reserve the right to modify or terminate the exchange privilege at any time. Shareholders would be notified prior to any modification or termination. Shareholders may obtain further information on the exchange privilege by calling their Hopper Soliday representative or an authorized broker.

EXCHANGE BY TELEPHONE

Shareholders may provide instructions for exchanges between participating funds by calling Hopper Soliday toll-free at 1-800-MKT-VEST (1-800-658-8378). In addition, investors may exchange shares by calling their authorized broker directly.

An authorization form permitting the Funds to accept telephone exchange requests must first be completed. It is recommended that investors request this privilege at the time of their initial application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through a Hopper Soliday representative or authorized broker. Shares may be exchanged by telephone only between fund accounts having identical shareholder registrations. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Telephone exchange instructions must be received by Hopper Soliday or an authorized broker and transmitted to Federated Shareholder Services Company before 3:00 p.m. (Eastern time) for shares to be exchanged the same day. Shareholders who exchange into shares of the Funds will not receive a dividend from a Fund on the date of the exchange.

Shareholders of the Funds may have difficulty in making exchanges by telephone through banks, brokers, and other financial institutions during times of drastic economic or market changes. If shareholders cannot contact their Hopper Soliday representative or authorized broker by telephone, it is recommended that an exchange request be made in writing and sent by mail for next day delivery.

WRITTEN EXCHANGE

An investor may exchange shares by sending a written request to Hopper Soliday, 1703 Oregon Pike, P.O. Box 4548, Lancaster, PA 17604-4548. In addition, trust and institutional investors of Dauphin Deposit wishing to make an exchange by written request may do so by sending it to their trust officer, c/o Dauphin Deposit Bank and Trust Company, 213 Market Street, Harrisburg, PA 17101.

REDEEMING SHARES

--------------------------------------------------------------------------------

Each Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which a Fund computes its net asset value. Telephone or written requests for redemptions must be received in proper form and can be made through Hopper Soliday or Dauphin Deposit.

The International Equity Fund reserves the right to restrict or terminate wire redemption privileges.

BY TELEPHONE. To redeem shares of a Fund through Hopper Soliday, call toll-free 1-800-MKT-VEST (1-800-658-8378). Trust and institutional investors of Dauphin Deposit should contact their account officer to make redemption requests. Shares of a Fund will be redeemed at the net asset value next determined after a Fund receives the redemption request from Hopper Soliday or Dauphin Deposit. A redemption request must be received by Hopper Soliday or Dauphin Deposit before 4:00 p.m. (Eastern time) in order for shares of a Fund to be redeemed at that day's net asset value. Redemption requests through registered broker/dealers must be received by Hopper Soliday before 3:00 p.m. (Eastern time) in order for shares to be redeemed at that day's net asset value. Hopper Soliday and Dauphin Deposit are responsible for promptly submitting redemption requests and providing proper written redemption instructions to a Fund. Registered broker/dealers may charge customary fees and commissions for this service. In no event will proceeds be sent more than seven days after a proper request for redemption has been received.

An authorization form permitting a Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Hopper Soliday or Dauphin Deposit. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption should be utilized, such as a written request to Hopper Soliday or Dauphin Deposit.

If, at any time, a Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

BY MAIL. Any shareholder may redeem shares of a Fund by sending a written request to Hopper Soliday. Trust and institutional investors should send a written request to Dauphin Deposit. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. Shareholders should call Hopper Soliday or Dauphin Deposit for assistance in redeeming by mail.

SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with a Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

       a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC");

       a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC;

       or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Funds do not accept signatures guaranteed by a notary public. The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their transfer agent reserve the right to amend these standards at any time without notice. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through Hopper Soliday. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $1,000 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------


There is a remote possibility that one fund within the Marketvest Group of Funds may become liable for any misstatement, inaccuracy or incomplete disclosure in the prospectus or Statement of Additional Information about another fund within the Marketvest Group of Funds.

MARKETVEST FUNDS, INC.

VOTING RIGHTS. Each share of a Fund gives the shareholder one vote in Board Member elections and other matters submitted to shareholders for vote. All shares of each Fund in Marketvest Funds, Inc. have equal voting rights, except that in matters affecting only a particular Fund, only shares of that Fund are entitled to vote.

As a Maryland corporation, Marketvest Funds, Inc. (formerly named Court Street Funds, Inc.) is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of Marketvest Funds, Inc. or a Fund and for the election of Board Members under certain circumstances.

Board Members may be removed by the Board Members or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Board Members upon the written request of shareholders owning at least 10% of the outstanding shares of all series of Marketvest Funds, Inc. entitled to vote.

As of June 2, 1997, Donald & Co., nominee account for Dauphin Deposit Bank & Trust Co., Harrisburg, Pennsylvania, was the owner of record of more than 25% of the outstanding shares of the designated Fund:
22,752,389.230 shares (50.84%) of the Equity Fund; 6,885,673.132 shares (47.02%) of the Short-Term Bond Fund; 19,721,859.719 shares (71.87%) of the Intermediate U.S. Government Bond Fund; and therefore, may, for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

As of June 2, 1997, Greenco, nominee account for Dauphin Deposit Bank & Trust Co., Harrisburg, Pennsylvania, was the owner of record of more than 25% of the outstanding shares of the designated Fund:
21,786,763.986 shares (48.68%) of the Equity Fund; 7,741,155.647 shares (52.87%) of the Short-Term Bond Fund; 7,696,708.818 shares (28.05%) of the Intermediate U.S. Government Bond Fund; and therefore, may, for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

MARKETVEST FUNDS

VOTING RIGHTS. Each share of a Fund gives the shareholder one vote in Board Member elections and other matters submitted to shareholders for vote. As a Massachusetts business trust, Marketvest Funds (formerly named Court Street Funds) is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of Marketvest Funds or a Fund and for the election of Board Members under certain circumstances. Board Members may be removed by the Board Members or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Board Members upon the written request of shareholders owning at least 10% of the outstanding shares of all series of Marketvest Funds entitled to vote.

When the International Equity Fund is asked to vote on matters relating to the underlying funds, the International Equity Fund is required to either: seek voting instructions from its shareholders regarding underlying fund proxies and to vote such proxies in accordance with the instructions received; or to vote such proxies in the same proportion as the vote of all other holders of the underlying fund securities.

As of June 2, 1997, Donald & Co., nominee account for Dauphin Deposit Bank & Trust Co., Harrisburg, Pennsylvania, was the owner of record of more than 25% of the outstanding shares, or 21,802,557.516 shares (99.63%), of the Pennsylvania Intermediate Municipal Bond Fund, and therefore, may, for certain purposes, be deemed to control this Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As of June 2, 1997, Greenco, nominee account for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, was the owner of more than 25%, or 3,968,395.722 shares (98.44%), of the International Equity Fund, and therefore, may, for certain purposes, be deemed to control this Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Funds expect to pay no federal income tax because each Fund intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by a Fund will not be combined for tax purposes with those realized by any of the other Funds.

With respect to the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund, unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. Each Fund will provide detailed tax information for reporting purposes.

PENNSYLVANIA PERSONAL PROPERTY TAXES

With respect to the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund, shares are exempt from personal property taxes imposed by counties and school districts in Pennsylvania. Shares of the Pennsylvania Intermediate Municipal Bond Fund are exempt from personal property taxes imposed by counties and school districts in Pennsylvania to the extent that the Fund invests in obligations that are exempt from such taxes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

The International Equity Fund may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carry-forwards in determining the amount of capital gains which must be distributed to its shareholders. To the extent that gains are offset in this manner, the International Equity Fund will not realize gains on the related fund until such time as the underlying fund is sold.

Income received by the underlying funds from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Since less than 50% of the value of the International Equity Fund's total assets at the close of its taxable year is expected to consist of direct investments in stock or securities of foreign corporations, the International Equity Fund does not qualify to "pass through" to the International Equity Fund's shareholders the amount of foreign income taxes paid by the underlying funds. Each shareholder's respective pro rata share of foreign taxes paid by the underlying funds will, therefore, be netted against their share of the underlying fund's gross income.

The International Equity Fund's transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the International Equity Fund's income distributions to constitute a return of capital for tax purposes or require the International Equity Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts, and estates) generally are subject to U.S. withholding tax at the rate of 30% (or lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the International Equity Fund generally are not subject to U.S. taxation. Distributions by the International Equity Fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

ADDITIONAL TAX INFORMATION FOR PENNSYLVANIA
INTERMEDIATE MUNICIPAL BOND FUND

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986 as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Shareholders should consult with their tax advisers to determine whether they are subject to the alternative minimum tax or the corporate alternative minimum tax and, if so, the tax treatment of dividends paid by the Fund. Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by the Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

PENNSYLVANIA TAXES. Under existing Pennsylvania laws, distributions made by the Fund will not be subject to Pennsylvania income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code and represent (i) interest from obligations of the Commonwealth of Pennsylvania, or of any municipal corporation, or political subdivision thereof; or (ii) interest from obligations of the United States or its possessions.

Conversely, to the extent that distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Pennsylvania income taxes.

OTHER STATE AND LOCAL TAXES. Income from the Fund is not necessarily free from taxes in states other than Pennsylvania. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

From time to time, the Funds may advertise total return and yield. In addition, the Pennsylvania Intermediate Municipal Bond Fund may advertise tax-equivalent yield.

Total return represents the change, over a specified period of time, in the value of an investment in a Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by each Fund over a thirty-day period by the maximum offering price per share of a Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by each Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The tax-equivalent yield of the Pennsylvania Intermediate Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information normally reflects the effect of the maximum sales load which, if excluded, would increase the total return and yield. From time to time, advertisements for the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare the Funds' performance to certain indices.

PERFORMANCE INFORMATION FOR PREDECESSOR COMMON
AND COLLECTIVE INVESTMENT FUNDS

The Equity Fund, the International Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund emanate from common and/or collective investment funds that were managed by the Adviser (the "Common and Collective Funds"). The assets from the Common and Collective Funds were transferred to the corresponding Fund in connection with each Fund's commencement of operations.

Set forth below are certain historical performance data for these Common and Collective Funds. This information is deemed relevant because the Common and Collective Funds were managed in a manner that is in all material respects equivalent to the management of the corresponding Funds, using substantially the same investment objective, policies, strategies, and limitations as those used by each of the corresponding Funds. However, the past performance data shown below is not necessarily indicative of each Fund's future performance. Each Fund is actively managed, and its investments will vary from time to time. Each Fund's investments are not identical to the past portfolio investments of the Common and Collective Funds. In that regard, unlike the Funds, the Common and Collective Funds were not registered investment companies under the 1940 Act and therefore were not subject to certain investment restrictions and other rules and regulations of the 1940 Act (which may have an impact on performance) and further, were not subject to the various Internal Revenue Code provisions applicable to registered investment companies. Moreover, the

Common and Collective Funds did not incur expenses that correspond to the advisory, administrative, and other fees to which each Fund is subject. Accordingly, the performance information shown below has been adjusted to reflect the anticipated total expense ratios for each Fund. This adjustment has the effect of lessening the actual performance for the Common and Collective Funds. Because a sales load was not imposed on the Common and Collective Funds, the performance figures shown below have been adjusted to reflect the effect of the maximum sales load (i.e., 4.75% on the Equity Fund, 1.50% on the International Equity Fund, and 3.50% on the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund) applicable to certain purchasers of each Fund. This adjustment further reduces the actual performance of the Common and Collective Funds. Corresponding performance figures which do not reflect the sales load are also provided.

PERFORMANCE INFORMATION FOR EACH OF THE EQUITY FUND, THE INTERNATIONAL EQUITY FUND, THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND, THE SHORT-TERM BOND FUND, AND THE INTERMEDIATE U.S. GOVERNMENT BOND FUND CAN BE FOUND UNDER

"FINANCIAL HIGHLIGHTS" HEREIN.


                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                 FOR THE PERIOD ENDED MARCH 31, 1996*

                                                                                           REFLECTING LOAD

PREDECESSOR COMMON FUNDS

(CORRESPONDING MARKETVEST FUNDS)                                         1 YEAR       3 YEARS      5 YEARS     SINCE INCEPTION

Personal Trust Equity Fund
Inception: October 1978

(MARKETVEST EQUITY FUND)                                                    23.14%       13.96%       13.01%          13.79%
---------------------------------------------------------------------
Equity Fund for Tax-Exempt Organizations
Inception: March 1984

(MARKETVEST EQUITY FUND)                                                    23.40%       13.59%       13.12%          14.00%
---------------------------------------------------------------------
Personal Trust Municipal Bond Fund
Inception: August 1981
(MARKETVEST PENNSYLVANIA INTERMEDIATE

MUNICIPAL BOND FUND)                                                         1.26%        2.23%        4.29%           6.76%
---------------------------------------------------------------------
U.S. Government Fixed Income Fund
Inception: July 1989

(MARKETVEST SHORT-TERM BOND FUND)                                            2.75%        2.75%        4.46%           7.17%
---------------------------------------------------------------------
Personal Trust Fixed Income Fund
Inception: October 1978
(MARKETVEST INTERMEDIATE U.S.

GOVERNMENT BOND FUND)                                                        4.63%        2.85%        6.44%           9.00%
---------------------------------------------------------------------

* The Average Annual Total Return for each common fund has been adjusted to reflect each corresponding Fund's expenses, net of voluntary waivers.


                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                 FOR THE PERIOD ENDED MARCH 31, 1996*

                                                                                             WITHOUT LOAD

                                                                         1 YEAR       3 YEARS      5 YEARS     SINCE INCEPTION

Personal Trust Equity Fund
Inception: October 1978

(MARKETVEST EQUITY FUND)                                                    27.75%       15.35%       13.84%          14.08%
---------------------------------------------------------------------
Equity Fund for Tax-Exempt Organizations
Inception: March 1984

(MARKETVEST EQUITY FUND)                                                    28.02%       15.00%       13.95%          14.35%
---------------------------------------------------------------------
Personal Trust Municipal Bond Fund
Inception: August 1981
(MARKETVEST PENNSYLVANIA INTERMEDIATE

MUNICIPAL BOND FUND)                                                         5.33%        3.57%        5.11%           7.05%
---------------------------------------------------------------------
U.S. Government Fixed Income Fund
Inception: July 1989

(MARKETVEST SHORT-TERM BOND FUND)                                            6.55%        3.98%        5.20%           7.98%
---------------------------------------------------------------------
Personal Trust Fixed Income Fund
Inception: October 1978
(MARKETVEST INTERMEDIATE U.S.

GOVERNMENT BOND FUND)                                                        8.36%        4.07%        7.20%           9.22%
---------------------------------------------------------------------

  * The Average Annual Total Return for each common fund has been adjusted to reflect each corresponding Fund's expenses, net of voluntary waivers.


                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                  FOR THE PERIOD ENDED MAY 31, 1996

                                                                                      (UNLESS OTHERWISE NOTED)*
                                                                                           REFLECTING LOAD

PREDECESSOR COLLECTIVE FUNDS

(CORRESPONDING MARKETVEST FUNDS)                                         1 YEAR       3 YEARS      5 YEARS     SINCE INCEPTION

Employee Benefit Equity Fund
Inception: August 1981

(MARKETVEST EQUITY FUND)                                                    19.69%       14.27%       13.29%          15.10%
---------------------------------------------------------------------
Employee Benefit Short-Term Fixed Income Fund
Inception: April 1984

(MARKETVEST SHORT-TERM BOND FUND)                                            1.24%        3.23%        4.55%           7.00%
---------------------------------------------------------------------
Employee Benefit Fixed Income Fund
Inception: August 1981
(MARKETVEST INTERMEDIATE U.S.

GOVERNMENT BOND FUND)                                                        -.33%        2.05%        5.60%           9.62%
---------------------------------------------------------------------
Employee Benefit Global Equity Fund***
Inception: May 1991**

(MARKETVEST INTERNATIONAL

EQUITY FUND)                                                                12.65%       10.56%       12.52%          10.37%
---------------------------------------------------------------------

  * The Average Annual Total Return for each common fund has been adjusted to reflect each corresponding Fund's expenses, net of voluntary waivers.

 ** The Average Annual Total Return for this predecessor collective fund is calculated for the period ended March 31, 1997, which is the day immediately preceding the transfer of such fund's assets to the corresponding Fund.

*** Like all performance information quoted in this table, the performance information relates solely to the performance of the predecessor collective fund. Unlike the other Funds, however, the International Equity Fund has elected to make this predecessor collective fund performance a part of that Fund's permanent performance record. Accordingly, when performance information is listed for the International Equity Fund, it includes the above-listed performance for the predecessor collective fund.


                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                  FOR THE PERIOD ENDED MAY 31, 1996

                                                                                      (UNLESS OTHERWISE NOTED)*
                                                                                             WITHOUT LOAD

                                                                         1 YEAR       3 YEARS      5 YEARS     SINCE INCEPTION

Employee Benefit Equity Fund
Inception: August 1981

(MARKETVEST EQUITY FUND)                                                    25.68%       16.14%       14.39%          15.54%
---------------------------------------------------------------------
Employee Benefit Short-Term Fixed Income Fund
Inception: April 1984

(MARKETVEST SHORT-TERM BOND FUND)                                            4.92%        4.46%        5.30%           7.30%
---------------------------------------------------------------------
Employee Benefit Fixed Income Fund
Inception: August 1981
(MARKETVEST INTERMEDIATE U.S.

GOVERNMENT BOND FUND)                                                        3.28%        3.27%        6.36%           9.99%
---------------------------------------------------------------------
Employee Benefit Global Equity Fund***
Inception: May 1991**

(MARKETVEST INTERNATIONAL

EQUITY FUND)                                                                14.32%       11.11%       12.85%          10.64%
---------------------------------------------------------------------

  * The Average Annual Total Return for each predecessor collective fund has been adjusted to reflect each corresponding Fund's expenses, net of voluntary waivers.

 ** The Average Annual Total Return for this predecessor collective fund is calculated for the period ended March 31, 1997, which is the day immediately preceding the transfer of such fund's assets to the corresponding Fund.

*** Like all performance information quoted in this table, the performance information relates solely to the performance of the predecessor collective fund. Unlike the other Funds, however, the International Equity Fund has elected to make this predecessor collective fund performance a part of that Fund's permanent performance record. Accordingly, when performance information is listed for the International Equity Fund, it includes the above-listed performance for the predecessor collective fund.

MARKETVEST INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 1997 (UNAUDITED)

--------------------------------------------------------------------------------



  SHARES                                                                                                VALUE

-----------  -------------------------------------------------------------------------------------  -------------
GLOBAL FUNDS--96.9%

--------------------------------------------------------------------------------------------------
   272,480   American EuroPacific Growth Fund                                                       $   7,506,835
             -------------------------------------------------------------------------------------
    87,466   GAM International Fund                                                                     2,310,860
             -------------------------------------------------------------------------------------
   251,892   Harbor International Fund                                                                  9,098,341
             -------------------------------------------------------------------------------------
   320,447   Hotchkis & Wiley International Fund                                                        7,540,115
             -------------------------------------------------------------------------------------
   483,231   T. Rowe Price International Stock Fund                                                     7,142,154
             -------------------------------------------------------------------------------------
   677,790   Templeton Foreign Fund, Class I                                                            7,550,578
             -------------------------------------------------------------------------------------  -------------
             TOTAL GLOBAL FUNDS (IDENTIFIED COST $39,189,381)                                          41,148,883
             -------------------------------------------------------------------------------------  -------------
SHORT-TERM INVESTMENT--2.5%

--------------------------------------------------------------------------------------------------
 1,086,138   Temporary Investment Fund, Inc. (IDENTIFIED COST $1,086,138)                               1,086,138
             -------------------------------------------------------------------------------------  -------------
             TOTAL INVESTMENTS (IDENTIFIED COST $40,275,519(A)                                      $  42,235,021
             -------------------------------------------------------------------------------------  -------------

 (a) The cost of investments for federal tax purposes amounts to $40,275,519. The net unrealized appreciation of investments on a federal tax basis amounts to $1,959,502, which is comprised of all appreciation at May 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($42,483,530) at May 31, 1997.

(See Notes which are an integral part of the Financial Statements)

MARKETVEST INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997 (UNAUDITED)

--------------------------------------------------------------------------------




ASSETS:

---------------------------------------------------------------------------------------------------
Total investments in securities, at value

(identified and tax cost $40,275,519)                                                                $  42,235,021
---------------------------------------------------------------------------------------------------
Income receivable                                                                                          273,641

---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       42,508,662

---------------------------------------------------------------------------------------------------
LIABILITIES:

---------------------------------------------------------------------------------------------------
Accrued expenses                                                                                            25,132

---------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 4,025,778 shares outstanding                                                          $  42,483,530
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:

---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $  40,231,154
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                               1,959,502

---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                                37,843
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        255,031

---------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                                $  42,483,530
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE:

$42,483,530 / 4,025,778 shares outstanding                                                                  $10.55
---------------------------------------------------------------------------------------------------  -------------
OFFERING PRICE PER SHARE:

(100/98.5 of $10.55)*                                                                                       $10.71
---------------------------------------------------------------------------------------------------  -------------

*See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

MARKETVEST INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
PERIOD ENDED MAY 31, 1997 (UNAUDITED)(A)

--------------------------------------------------------------------------------



INVESTMENT INCOME:

--------------------------------------------------------------------------------------------------
Dividends                                                                                           $    264,306
--------------------------------------------------------------------------------------------------
Interest                                                                                                  39,943

--------------------------------------------------------------------------------------------------  ------------
     Total income                                                                                        304,249

--------------------------------------------------------------------------------------------------
EXPENSES:

---------------------------------------------------------------------------------------
Investment advisory fee                                                                  $  43,156
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                   12,350

---------------------------------------------------------------------------------------
Custodian fees                                                                               1,328

---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                     2,515
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      539

---------------------------------------------------------------------------------------
Legal fees                                                                                     629

---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                    6,359

---------------------------------------------------------------------------------------
Share registration costs                                                                     4,423

---------------------------------------------------------------------------------------
Printing and postage                                                                         1,527

---------------------------------------------------------------------------------------
Insurance premiums                                                                             494

---------------------------------------------------------------------------------------
Miscellaneous                                                                                1,370

---------------------------------------------------------------------------------------  ---------
     Total expenses                                                                         74,690

---------------------------------------------------------------------------------------
Waivers and reimbursements--

----------------------------------------------------------------------------
  Waiver of investment advisory fee                                            $ (9,959)
----------------------------------------------------------------------------
  Waiver of administrative personnel and services fee                            (5,303)
----------------------------------------------------------------------------
  Reimbursement of other operating expenses                                     (10,210)

----------------------------------------------------------------------------  ---------
     Total waivers and reimbursements                                                      (25,472)

---------------------------------------------------------------------------------------  ---------
          Net expenses                                                                                    49,218

--------------------------------------------------------------------------------------------------  ------------
               Net investment income                                                                     255,031

--------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

--------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                          37,843

--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                   1,959,502
--------------------------------------------------------------------------------------------------  ------------
     Net realized and unrealized gain on investments                                                   1,997,345
--------------------------------------------------------------------------------------------------  ------------
          Change in net assets resulting from operations                                            $  2,252,376
--------------------------------------------------------------------------------------------------  ------------

(a) For the period from April 1, 1997 (date of initial public investment) to May 31, 1997.

(See Notes which are an integral part of the Financial Statements)

MARKETVEST INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------



                                                                                                   PERIOD ENDED

                                                                                                 MAY 31, 1997(A)

                                                                                                   (UNAUDITED)


----------------------------------------------------------------------------------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:

----------------------------------------------------------------------------------------------
OPERATIONS--

----------------------------------------------------------------------------------------------
Net investment income                                                                             $      255,031
----------------------------------------------------------------------------------------------
Net realized gain on investments ($37,843 as computed for federal tax purposes)                           37,843
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                  1,959,502

----------------------------------------------------------------------------------------------  ------------------
     Change in net assets resulting from operations                                                    2,252,376
----------------------------------------------------------------------------------------------  ------------------
SHARE TRANSACTIONS--

----------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                          41,563,088

----------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared                   --
----------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                               (1,331,934)

----------------------------------------------------------------------------------------------  ------------------
     Change in net assets resulting from share transactions                                           40,231,154
----------------------------------------------------------------------------------------------  ------------------
          Change in net assets                                                                        42,483,530

----------------------------------------------------------------------------------------------
NET ASSETS:

----------------------------------------------------------------------------------------------
Beginning of period                                                                                     --

----------------------------------------------------------------------------------------------  ------------------
End of period (including undistributed net investment income of $255,031)                         $   42,483,530
----------------------------------------------------------------------------------------------  ------------------

(a) For the period from April 1, 1997 (date of initial public investment) to May 31, 1997.

(See Notes which are an integral part of the Financial Statements)

MARKETVEST INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

(1) ORGANIZATION

The Marketvest Group of Funds consisting of Marketvest Funds, Inc. (the "Corporation") and Marketvest Funds (the "Trust") are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Corporation and the Trust consist of five portfolios. The financial statements included herein are only those of Marketvest International Equity Fund (the "Fund"), a diversified portfolio of the Trust. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide long-term capital appreciation.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Capital stock of other open-end investment companies are valued at their net asset value as reported by such companies. In the absence of readily available market quotations, investments are valued at fair value as determined by the Board of Trustees ("the Trustees").

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

MARKETVEST INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                                                                   PERIOD ENDED

                                                                                                 MAY 31, 1997(A)

----------------------------------------------------------------------------------------------  ------------------
Shares sold                                                                                           4,153,946

----------------------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                                           --
----------------------------------------------------------------------------------------------
Shares redeemed                                                                                        (128,168)

----------------------------------------------------------------------------------------------  ------------------
     Net change resulting from share transactions                                                     4,025,778
----------------------------------------------------------------------------------------------  ------------------

(a) Reflects operations for the period from April 1, 1997 (date of initial public investment) to May 31, 1997.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE--Dauphin Deposit Bank and Trust Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.65% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

     ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Fund for the period. FAS may voluntarily choose to waive a portion of its fee.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

     PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

     CUSTODIAN FEES--Dauphin Deposit Bank and Trust Company is the Fund's custodian. The fee is based upon the market value of Fund securities held in custody plus certain securities transaction charges.

MARKETVEST INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     INTERFUND TRANSACTIONS--During the period ended April 30, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $32,051,537 and $0, respectively.

     ORGANIZATIONAL EXPENSES--Organizational expenses estimated to be $3,500 were borne initially by FAS.

     GENERAL--Certain of the Officers and Directors or Trustees of the Corporation and Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1997, were as follows:


PURCHASES                                                                                            $  39,651,537

---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $     500,000
---------------------------------------------------------------------------------------------------  -------------

APPENDIX

--------------------------------------------------------------------------------



STANDARD & POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC--Debt rated "BB", "B", "CCC", "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Group does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-):--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

BAA--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR--Not rated by Moody's Investors Service, Inc.

FITCH INVESTORS SERVICE, INC. BOND RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

NR--NR indicates that Fitch Investors Services, Inc. does not rate the specific issue.

STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S ISSUERS SERVICE, INC., COMMERCIAL PAPER RATING DEFINITIONS

P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

        Leading market positions in well established industries.

        High rates of return on funds employed.

        Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        Broad margins in earning coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATING DEFINITIONS

F-1+--(Exceptionally Strong Credit Quality). Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--(Very Strong Credit Quality). Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2--(Good Credit Quality). Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

ADDRESSES

--------------------------------------------------------------------------------




Marketvest Equity Fund
Marketvest International Equity Fund
Marketvest Pennsylvania Intermediate

  Municipal Bond Fund
Marketvest Short-Term Bond Fund
Marketvest Intermediate

  U.S. Government Bond Fund                                                Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779

---------------------------------------------------------------------------------------------------------------------

Distributor

                    Edgewood Services, Inc.                                Clearing Operations
                                                                           P.O. Box 897
                                                                           Pittsburgh, Pennsylvania 15230-0897

---------------------------------------------------------------------------------------------------------------------

Investment Adviser and Custodian

                    Dauphin Deposit Bank and Trust Company                 213 Market Street
                                                                           Harrisburg, Pennsylvania 17101
---------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

                    Federated Shareholder Services Company                 Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779

---------------------------------------------------------------------------------------------------------------------

Portfolio Accounting Services

                    Federated Services Company                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779

---------------------------------------------------------------------------------------------------------------------

Independent Auditors

                    Ernst & Young LLP                                      One Oxford Centre
                                                                           Pittsburgh, Pennsylvania 15219

---------------------------------------------------------------------------------------------------------------------

Combined prospectus for

Marketvest Equity Fund

Marketvest International Equity Fund

Marketvest Pennsylvania Intermeditate
Municipal Bond Fund

Marketvest Short-Term Bond Fund

Marketvest Intermediate U.S.
Government Bond Fund

JUNE 1997

[LOGO OF MARKETVEST FUNDS]

[LOGO]

CUSIP 57061D107
CUSIP 57061D206
CUSIP 57061E105
CUSIP 57061E204
CUSIP 57061E303

G01560-01 (6/97)

                                                      MARKETVEST GROUP OF FUNDS

             COMBINED STATEMENT OF ADDITIONAL INFORMATION

This Combined Statement of Additional Information relates to the following five portfolios (individually, the "Fund," or collectively, the "Funds") comprising the Marketvest Group of Funds:

         o  Marketvest Equity Fund;

         o  Marketvest International Equity Fund;

         o  Marketvest Pennsylvania Intermediate Municipal Bond Fund;

         o  Marketvest Short-Term Bond Fund; and

         o  Marketvest Intermediate U.S. Government Bond Fund.

This Combined Statement of Additional Information should be read with the combined prospectus of the Funds dated June 30, 1997. This Statement is not a prospectus itself. To receive a copy of the prospectus, write to the Funds or call Hopper Soliday and Co., Inc. at 1-800-MKT-VEST (1-800-658-8378). Terms used but not defined herein, which are defined in the prospectus, are used herein as defined in the prospectus.

         Federated Investors Tower
            Pittsburgh, Pennsylvania 15222-3779

                     Statement dated June 30, 1997

Cusip 57061D107
Cusip 57061D206
Cusip 57061E105
Cusip 57061E204
Cusip 57061E303

G01560-02 (6/97)

-------------------------------------------------------------------------------
TABLE OF CONTENTS

-------------------------------------------------------------------------------


                                   i

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS            1
   Convertible Securities                                 1
   Foreign Securities                                     2
   Foreign Currency Hedging Transactions                  2
   Pennsylvania Municipal Securities                      3
   Participation Interests                                3
   Variable Rate Municipal Securities                     3
   Municipal Leases                                       3
   Adjustable Rate Mortgage Securities                    4
   Collateralized Mortgage Obligations                    4
   Real Estate Mortgage Investment Conduits               5
   Privately Issued Mortgage-Related Securities           5
   Resets of Interest                                     5
   Caps and Floors                                        5
   Swap Agreements                                        6
   Foreign Bank Instruments                               6
   When-Issued and Delayed Delivery Transactions          6
   Repurchase Agreements                                  6
   Credit Enhancement                                     7
   Restricted and Illiquid Securities                     7
   Reverse Repurchase Agreements                          7
   Lending of Portfolio Securities                        7
   Weighted Average Portfolio Maturity                    8
   Portfolio Turnover                                     8

PENNSYLVANIA INVESTMENT RISKS                             8

INVESTMENT LIMITATIONS                                    9

MANAGEMENT OF THE FUNDS                                  11
   Officers and Board Members                            11
   Fund Ownership                                        12
   Directors' Compensation Table--

     Marketvest Funds, Inc.                              13
   Trustees' Compensation Table--

     Marketvest Funds                                    13
   Trustee Liability                                     14

INVESTMENT ADVISORY SERVICES                             14
   Adviser to the Funds                                  14
   Advisory Fees                                         14



OTHER SERVICES                                           14
   Administration of the Funds                           14
   Custodian                                             14
   Transfer Agent, Dividend Disbursing Agent, and

     Portfolio Accounting Services                       14
   Independent Auditors                                  14

BROKERAGE TRANSACTIONS                                   15
   International Equity Fund ONLY                        15

PURCHASING SHARES                                        16
   Distribution Plan                                     16
   Administrative Arrangements                           16
   Conversion to Federal Funds                           16
   Exchanging Securities For Fund Shares                 16

DETERMINING NET ASSET VALUE                              17
   Determining Market Value of Securities                17
   Trading in Foreign Securities                         17
   Valuing Municipal Bonds                               17

EXCHANGE PRIVILEGE                                       18

REDEEMING SHARES                                         18
   Redemption in Kind                                    18

MASSACHUSETTS PARTNERSHIP LAW                            18

EFFECT OF BANKING LAWS                                   18

TAX STATUS                                               19
   The Funds' Tax Status                                 19
   International Equity Fund                             19
   Shareholders' Tax Status                              20

TOTAL RETURN                                             20

YIELD                                                    21

TAX-EQUIVALENT YIELD                                     21
   Tax-Equivalency Table                                 21

PERFORMANCE COMPARISONS                                  23
   Economic and Market Information                       24

FINANCIAL STATEMENTS                                     24

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INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

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The Funds' combined prospectus discusses the Funds' investment objectives and the policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the prospectus.

The Funds' respective investment objectives cannot be changed without the approval of that Fund's shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees or the Board of Directors (hereinafter referred to as "Board Members") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

The International Equity Fund seeks to achieve its investment objective by investing primarily in shares of other investment companies (the "underlying funds"). To the extent that the International Equity Fund's assets are invested in underlying funds, its investment experience will correspond directly with that of its proportionate investment in those funds. The International Equity Fund may also invest directly in the securities held by the underlying funds. Because the International Equity Fund and the underlying funds will have substantially similar investment experiences and incur similar risks, all further references to the International Equity Fund hereinafter include the underlying funds unless otherwise indicated. Although many of the underlying funds have the same or similar investment policies as the International Equity Fund, they are not required to do so.

CONVERTIBLE SECURITIES

The Equity Fund and the International Equity Fund may invest in convertible securities which may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants, or a combination of the features of several of these securities. Usable bonds are corporate bonds that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company.

The Funds will exchange or convert the convertible securities held in their respective portfolios into shares of the underlying common stock in instances in which, in the Adviser's opinion, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. Otherwise, the Funds will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which entitle the holder to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bonds' maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company.

The Funds will exchange or convert the convertible securities held in their respective portfolios into shares of the underlying common stocks when, in the Adviser's opinion, the investment characteristics of the underlying common shares will assist the Funds in achieving their investment objectives. Otherwise, the Funds will hold or trade the convertible securities. In selecting convertible securities for the Funds, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

FOREIGN SECURITIES

If the International Equity Fund maintains its assets abroad, the Board Members must consider at least annually whether maintaining the International Equity Fund's assets with custodians in foreign countries is consistent with the best interests of the Fund and its shareholders. The Board Members also must consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence, any losses resulting from the holding of the Funds' portfolio securities in foreign countries and/or with foreign custodians or securities depositories will be at the risk of shareholders, unless the losses are insured. No assurance can be given that the Board Members' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

Securities that are acquired by the International Equity Fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets provided that: (i) the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (ii) the Fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (iii) foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the Fund.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against foreign currency exchange rate risks, the International Equity Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The International Equity Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash items or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodities Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The International Equity Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The International Equity Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

PENNSYLVANIA MUNICIPAL SECURITIES

The Pennsylvania Intermediate Municipal Bond Fund may invest in
Pennsylvania municipal securities which have the characteristics set forth in the prospectus.

A Pennsylvania municipal security will be determined by the Fund's Adviser to meet the quality standards established by the Board Members if it is of comparable quality to municipal securities within the Fund's rating requirements. The Board Members consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from the issuer of the interest, or the guarantor of payment by either of those issuers. The Fund is not required to sell a municipal security if the security's rating is reduced below the required minimum subsequent to its purchase by the Fund. The Adviser considers this event, however, in its determination of whether the Fund should continue to hold the security in its portfolio. If Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch Investors Service, Inc. ratings change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

Examples of Pennsylvania municipal securities are:

         o  municipal notes and municipal
            commercial paper;

         o  serial bonds sold with differing
            maturity dates;

         o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;

         o  bond anticipation notes sold prior
            to the issuance of longer-term bonds;

         o  pre-refunded municipal bonds; and

         o  general obligation bonds secured by
            a municipality pledge of taxation.

PARTICIPATION INTERESTS

The Pennsylvania Intermediate Municipal Bond Fund may invest in participation interests. The financial institutions from which the Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

VARIABLE RATE MUNICIPAL SECURITIES

The Pennsylvania Intermediate Municipal Bond Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable interest rate municipal securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

MUNICIPAL LEASES

The Pennsylvania Intermediate Municipal Bond Fund may invest up to 5% of its net assets in municipal leases. The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the Fund's Adviser, under the authority delegated by the Board Members, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee: (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic, and financial characteristics and prospects); (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and (e) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

If the Fund purchases unrated municipal leases, the Board Members will be responsible for determining, on an ongoing basis, the credit quality of such leases and the likelihood that such leases will not be canceled.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

The ARMS in which the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invest will be issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as a Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

Like other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs. Most of the CMOs in which the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests use the same basic structure:

   (1)Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments;

   (2)   The cash flows from the underlying
      mortgages are applied first to pay
      interest and then to retire securities; and

   (3)The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by a Fund as income, and the capital portion is reinvested.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

("REMICS")

The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in REMICs. REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in privately issued mortgage-related securities. Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association as well as those issued by nongovernment related entities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related and non-government related pools highly liquid.

RESETS OF INTEREST

The interest rates paid on the ARMS, CMOs, and REMICs in which the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

SWAP AGREEMENTS

Among the hedging strategies into which the International Equity Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors, and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The International Equity Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. There is no minimal acceptable rating for a swap, cap, floor, or collar to be purchased or held in the Fund's portfolio. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

FOREIGN BANK INSTRUMENTS

The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in foreign bank instruments. Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions.

Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information. These factors will be carefully considered by a Fund's Adviser in selecting investments for a Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.

REPURCHASE AGREEMENTS

The Funds require their custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by a Fund's Adviser to be creditworthy pursuant to guidelines established by the Board Members.

CREDIT ENHANCEMENT

A Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless a Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer. A Fund may have more than 25% of its total assets invested in securities credit enhanced by banks. Any bankruptcy, receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.

RESTRICTED AND ILLIQUID SECURITIES

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and treats such commercial paper as liquid. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

The ability of the Board Members to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving resales of otherwise restricted securities to qualified institutional buyers without registration of securities under the Securities Act of 1933. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Funds believe that the staff of the SEC has left the question of determining the liquidity of all restricted securities to the Board Members. The Board Members may consider the following criteria in determining the liquidity of certain restricted securities:

   o the frequency of trades and quotes for the security;

   o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

   o  dealer undertakings to make a market in
      the security; and

   o the nature of the security and the nature of the marketplace trades.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

LENDING OF PORTFOLIO SECURITIES

The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

WEIGHTED AVERAGE PORTFOLIO MATURITY

The Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will determine their dollar-weighted average portfolio maturity by assigning a "weight" to each portfolio security based upon the pro rata market value of such portfolio security in comparison to the market value of the entire portfolio. The remaining maturity of each portfolio security is then multiplied by its weight, and the results are added together to determine the weighted average maturity of the portfolio. For purposes of calculating its dollar-weighted average portfolio maturity, each Fund will treat variable and floating rate instruments as having a remaining maturity commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate.

PORTFOLIO TURNOVER

The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. It is not anticipated that the portfolio trading engaged in by the Equity Fund, the International Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will result in its annual rates of portfolio turnover exceeding 75%, 90%, 50%, 90%, and 90%, respectively. However, the underlying funds purchased by the International Equity Fund may experience much higher portfolio turnover rates resulting in higher brokerage commissions, and taxable gains or losses. For the period from April 1, 1996 (date of initial public investment) to February 28, 1997, the portfolio turnover rates for the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund were 37%, 86%, 112%, and 255%, respectively. For the period from April 1, 1997 (date of initial public investment) to May 31, 1997, the portfolio turnover rate for the International Equity Fund was 1%.

PENNSYLVANIA INVESTMENT RISKS

The Pennsylvania Intermediate Municipal Bond Fund invests in obligations of the Commonwealth of Pennsylvania (the "State") and obligations of its political subdivisions, agencies, or instrumentalities which results in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a general summary of the State's financial condition and a brief summary of the prevailing economic conditions. This information is based on official statements relating to securities issued by the State that are believed to be reliable but should not be considered as a complete description of all relevant information.

Fiscal operations improved gradually since the $1.1 billion deficit in 1991. The deficit was nearly eliminated in 1992 with the addition of increased taxes. During fiscal 1993, Pennsylvania focused on expenditure reductions while revenues were stabilized and reserves were increased by $24 million. Fiscal 1994 saw further improvement in revenues and ended with a surplus of $336 million. Revenues are expected to increase slightly in fiscal 1995, but the State has budgeted an increase in appropriations which will decrease the Budget Stabilization Fund to $4.1 million due to the projected operating deficit of $297 million. Also, it should be noted that due to the length and severity of the 1991 recession, coupled with the structural changes in the industrial landscape, several municipalities have undergone severe financial stress and are still vulnerable to further economic cycles.

Historically, the State's economy was largely composed of heavy industry that was concentrated in steel production, coal and railroads. The reliance on these industries, especially the steel sector, has declined and the economy has diversified into services and trade sectors. Presently, services and trade compose over 50% of the economy. Unemployment in the State over the past two years has surpassed the national average and population growth, as in many of the industrial states, has been motionless.

The debt ratings further demonstrate the overall condition of the State. The State maintains an A1 rating by Moody's that has been in effect since 1986. Standard & Poor's Ratings Group rates the State AA- since 1985.

The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its counties, and its municipalities.

INVESTMENT LIMITATIONS

The following is a list of the Funds' investment limitations. The underlying funds purchased by the International Equity Fund may be subject to different investment limitations.

     SELLING SHORT AND BUYING ON MARGIN

         The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. With respect to the Equity Fund and the International Equity Fund, the deposit or payment by the Funds of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     ISSUING SENIOR SECURITIES AND BORROWING MONEY

         The Funds will not issue senior securities, except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed and except to the extent that the Equity Fund and the International Equity Fund may enter into futures contracts and options. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

     PLEDGING ASSETS

         The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges (where applicable): margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

     DIVERSIFICATION OF INVESTMENTS

         With respect to securities comprising 75% of the value of its total assets, each Fund (with the exception of the International Equity Fund and Pennsylvania Intermediate Municipal Bond Fund) will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

         With respect to securities comprising 75% of the value of its total assets, the International Equity Fund will not invest more than 5% in securities of any one issuer (other than cash, cash items, securities of investment companies or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

     UNDERWRITING

         The Funds will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     INVESTING IN REAL ESTATE

         The Funds will not purchase or sell real estate, including (with respect to all Funds except the International Equity
         Fund) limited partnership interests, although the Funds may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

     INVESTING IN COMMODITIES

         The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Equity Fund and the International Equity Fund may engage in transactions involving financial and stock index futures contracts or options on such futures contracts, and the International Equity Fund may engage in foreign currency transactions, invest in options and futures on foreign currencies, and purchase or sell forward contracts with respect to foreign currencies and related options.

     LENDING CASH OR SECURITIES

         The Funds will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations or Declaration of Trust or Articles of Incorporation, as applicable.

         The Pennsylvania Intermediate Municipal Bond Fund may, however, acquire publicly or non-publicly issued municipal securities or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust.

     CONCENTRATION OF INVESTMENTS

         The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will not invest 25% or more of the value of their respective total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities). The International Equity Fund may, however, invest in investment companies that concentrate their assets within one industry.

         The Pennsylvania Intermediate Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items.

The above investment limitations cannot be changed with respect to a Fund without shareholder approval of a majority of that Fund's shares. The following investment limitations may be changed by the Board Members without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

     INVESTING IN ILLIQUID SECURITIES

         The Funds will not invest more than 15% of the value of their net assets in illiquid securities, including, (where applicable), repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable fixed time deposits with maturities over seven days, and certain restricted securities not determined by the Board Members to be liquid.

Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Funds do not expect to borrow money or pledge securities in excess of 5% of the value of its total assets in the coming fiscal year. For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

MANAGEMENT OF THE FUNDS

OFFICERS AND BOARD MEMBERS

Officers and Directors/Trustees are listed with their addresses, birthdates, present positions with Marketvest Funds, Inc. and Marketvest Funds, and principal occupations.

Edward C. Gonzales *
Federated Investors Tower
Pittsburgh, Pennsylvania

Birthdate: October 22, 1930

Chairman, President, Treasurer, and Director of
Marketvest Funds, Inc.
Chairman, President, Treasurer, and Trustee of
Marketvest Funds

Vice President, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of certain investment companies distributed, organized, or advised by Federated Investors and its affiliates (Federated Funds); Executive Vice President, President, or Trustee of the Federated Funds.

Martin B. Ebbert, Jr.
2301 Hollywood Parkway

York, PA 17403

Birthdate: June 13, 1939

Director of Marketvest Funds, Inc.
Trustee of Marketvest Funds

Retired since December 1995; prior thereto, Senior Vice President, CoreStates Bank Trust Division; Director of Client Services,
CoreStates Hamilton Bank Trust Division (1990-1995); currently,
Director of the York Country Academy.

Clyde M. McGeary*
248 Willow Avenue
Camp Hill, PA 17011

Birthdate: October 31, 1930

Director of Marketvest Funds, Inc.
Trustee of Marketvest Funds

Retired from service to Commonwealth of

Pennsylvania; formerly, Chief, Division of Arts and Sciences, Pennsylvania Department of
Education; Partner, MCG, McGeary Consulting

Group (1987-1992).

George A. Ominski
453 Haverhill Road
Lancaster, PA 17601

Birthdate: August 8, 1938

Director of Marketvest Funds, Inc.,
Trustee of Marketvest Funds

President and Managing Director, Capital
Advisors, Inc. (investment advisory firm)

(1982-Present).

Richard Seidel
770 Hedges Lane

Strafford, Pennsylvania

Birthdate: April 20, 1941

Director of Marketvest Funds, Inc.
Trustee of Marketvest Funds

President and Director of Girard Partners, Ltd.
(1994 to present); President and Director of the Fairfield Group, Inc. (1983-1993).

Jeffrey W. Sterling
Federated Investors Tower
Pittsburgh, Pennsylvania

Birthdate: February 5, 1947

Vice President and Assistant Treasurer of
Marketvest Funds, Inc. and Marketvest Funds;
Vice President, Federated Administrative
Services; Vice President and Assistant Treasurer of some of the Federated Funds.

Victor R. Siclari
Federated Investors Tower
Pittsburgh, Pennsylvania

Birthdate: November 17, 1961

Secretary of Marketvest Funds, Inc. and
Marketvest Funds; Corporate Counsel and Vice
President, Federated Administrative Services;
Associate of Morrison & Foerster, a law firm,

from 1990 to 1992.

* This Director/Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.

FUND OWNERSHIP

Officers and Board Members own less than 1% of the outstanding shares of each Fund.

As of June 2, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Equity Fund: Donald & Co., nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 22,752,389.230 shares (50.84%); Greenco, nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 21,786,763.986 shares (48.68%).

As of June 2, 1997, the following shareholder of record owned 5% or more of the outstanding shares of the Pennsylvania Intermediate Municipal Bond Fund: Donald & Company, nominee account for Dauphin Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 21,802,557.516 shares (99.63%).

As of June 2, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Short-Term Bond Fund: Donald & Co., nominee account for Dauphin Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 6,885,673.132 shares (47.02%); Greenco, nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 7,741,155.647 shares (52.87%).

As of June 2, 1997, the following shareholders of record owned approximately 5% or more of the outstanding shares of the Intermediate U.S. Government Bond Fund: Donald & Co., nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 19,721,859.719 shares (71.87%); Greenco, nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 7,696,708.818 shares (28.05%).

As of June 2, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the International Equity Fund:
Greenco, nominee account for Dauphin Deposit Bank and Trust Company, Harrisburg, Pennsylvania, owned approximately 3,968,395.722 shares (98.44%).

DIRECTORS' COMPENSATION TABLE--MARKETVEST FUNDS,
INC. (THE "CORPORATION")

                                  AGGREGATE
NAME,                           COMPENSATION

POSITION WITH                       FROM           TOTAL COMPENSATION PAID
THE CORPORATION               THE CORPORATION*#        FROM FUND COMPLEX*

Edward C. Gonzales

Chairman, President,                          $0.00
$ 0 for the Corporation and
Treasurer, and Director
1 other investment company in the Fund Complex
Martin B. Ebbert, Jr.                       $375.00
$500 for the Corporation and

1 other investment company in the Fund Complex George D. McKeon $3937.50 $5,250 for the Corporation and Director 1 other investment company in the Fund Complex George A. Ominski $375.00 $500 for the Corporation and Director 1 other investment company in the Fund Complex Richard Seidel $5,625.00 $7,500 for the Corporation and Director 1 other investment company in the Fund Complex Clyde M. McGeary $5,625.00 $7,500 for the Corporation and Director 1 other investment company in the Fund Complex

*  Information is for the fiscal year ended
   February 28, 1997.

# The aggregate compensation is provided for the Corporation which is comprised of three portfolios.
   Mr. McKeon received the compensation for the period from March 1, 1996, until his death on October 29, 1996. Mr. McGeary was elected as a
   Director effective March 19, 1996. Messrs.
   Ebbert and Ominski became Directors on
   December 16, 1996.



TRUSTEES' COMPENSATION TABLE--MARKETVEST FUNDS
(THE "TRUST")

                             AGGREGATE

NAME ,                     COMPENSATION

POSITION WITH                  FROM               TOTAL COMPENSATION PAID
THE TRUST                  THE TRUST*#              FROM FUND COMPLEX*

Edward C. Gonzales

Chairman, President, $0.00 $ 0 for the Trust and Treasurer, and Trustee 1 other investment company in the Fund Complex Martin B. Ebbert, Jr. $125.00 $500 for the Trust and Trustee 1 other investment company in the Fund Complex George D. McKeon $1,325.50 $5,250 for the Trust and Trustee 1 other investment company in the Fund Complex George A. Ominski $125.00 $500 for the Trust and Trustee 1 other investment company in the Fund Complex Richard Seidel $1,875.00 $7,500 for the Trust and Trustee 1 other investment company in the Fund Complex Clyde M. McGeary $1,875.00 $7,500 for the Trust and Trustee 1 other investment company in the Fund Complex

*   Information is for the fiscal year ended
    February 28, 1997.

# The aggregate compensation is provided for the Trust which is comprised of two portfolios.

    Mr. McKeon received the compensation for the period from March 1, 1996, until his death on October 29, 1996.
    Mr. McGeary was elected as a Trustee
    effective March 19, 1996. Messrs. Ebbert and
    Ominski became Trustees on December 16, 1996.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Board Members will only be liable for their own willful defaults. If reasonable care has been exercised in the selection of officers, agents, employees, or investment advisers, a Trustee shall not be liable for any neglect or wrongdoing of any such person. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUNDS

The Funds' investment adviser is Dauphin Deposit Bank and Trust
Company ("Dauphin Deposit" or the "Adviser"). It is a wholly-owned subsidiary of Dauphin Deposit Corporation.

The Adviser shall not be liable to Marketvest Funds, Inc., Marketvest Funds, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Funds.

ADVISORY FEES

For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.

For the period from April 1, 1996 (date of initial public investment) to February 28, 1997, the Funds' Adviser earned fees from the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund in the amounts of $4,011,688, $1,540,764, $893,616, and $1,574,330, respectively, of which $802,338, $320,653, $178,723, and $314,866, respectively, were voluntarily waived. For the period from April 1, 1997 (date of initial public investment) to May 31, 1997, the Funds' Adviser earned fees from the International Equity Fund in the amount of $43,156 of which $ 9,959 was voluntarily waived.

OTHER SERVICES

ADMINISTRATION OF THE FUNDS

Federated Administrative Services, a subsidiary of Federated
Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectus.

For the period from April 1, 1996 (date of initial public investment) to February 28, 1997, Federated Administrative Services received fees from the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short- Term Bond Fund, and the Intermediate U.S. Government Bond Fund in the amounts of $601,643, $320,653, $178,723, and
$314,866, respectively, of which $46,223, $73,421, $36,384, and
$63,541, respectively, were voluntarily waived. For the period from April 1, 1997 (date of initial public investment) to May 31, 1997, Federated Administrative Services received fees from the International Equity Fund in the amount of $12,350 of which $5,303 was voluntarily waived.

CUSTODIAN

Under the custodian agreement, Dauphin Deposit Bank and Trust Company holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Dauphin Deposit's fees for custody services are based upon the market value of Fund securities held in custody plus certain securities transaction charges.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND
PORTFOLIO ACCOUNTING SERVICES

Federated Services Company, Pittsburgh, Pennsylvania, through its registered transfer agent, Federated Shareholder Services Company, is transfer agent for shares of the Funds and dividend disbursing agent for the Funds. Federated Services Company also provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments.

INDEPENDENT AUDITORS

The independent auditors for the Funds are Ernst & Young LLP,
Pittsburgh, Pennsylvania.

BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce its expenses. The Adviser exercises reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Although investment decisions for a Fund are made independently from those of the other accounts managed by the Adviser, investments of the type a Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

The Board Members have determined that portfolio transactions for the Funds may be executed through Hopper Soliday and other affiliated broker/dealers if, in the judgment of Dauphin Deposit, the use of Hopper Soliday or an affiliated broker is likely to result in prices and execution at least as favorable as those of other qualified broker/dealers and if, in such transactions, the affiliated broker/dealer charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Hopper Soliday will not participate in commissions from brokerage given by the Equity Fund or the International Equity Fund to other brokers or dealers. In addition, pursuant to an exemption granted by the SEC, the Funds may engage in transactions involving certain money market instruments with Hopper Soliday or particular affiliates acting as principal. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

Under rules adopted by the SEC, Hopper Soliday may not execute transactions for the Equity Fund or the International Equity Fund on the floor of any national securities exchange, but may effect transactions for the Equity Fund or the International Equity Fund by transmitting orders for execution, providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with Hopper Soliday. Hopper Soliday will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Equity Fund and the International Equity Fund. The Equity Fund and the International Equity Fund have been advised by Hopper Soliday that on most transactions, the floor brokerage generally constitutes from between three-quarters of a cent and one cent per share, which may be as high as 20% of the total commissions paid.

For the period from April 1, 1996 (date of initial public investment) to February 28, 1997, the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund paid total brokerage commissions of $215,942, $0, $0, and $0, respectively.

For the period from April 1, 1996 (date of initial public investment) to February 28, 1997, the Equity Fund paid $3,590 in brokerage commissions to Hopper Soliday. These brokerage commissions represent 1.0% of the aggregate brokerage commissions paid by the Equity Fund, and 1.2% of the aggregate dollar amount of transactions involving the payment of brokerage commissions.

INTERNATIONAL EQUITY FUND ONLY

The distributor may assist in the execution of the International Equity Fund's portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters in accordance with the distribution plans of those funds. In providing execution assistance, the distributor receives orders from the Adviser; places them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.

With respect to purchases of load fund shares, the Adviser may direct substantially all of the International Equity Fund's orders to the distributor, which may, in its discretion, direct the order to other broker-dealers in consideration of sales of the Fund's shares.

The distributor may retain brokerage commissions on portfolio transactions of mutual funds held in the Fund's portfolio, including funds which have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to the distributor is not a factor considered by the Adviser in selecting an underlying fund for investment.

Under certain circumstances, a sales charge incurred by the International Equity Fund in acquiring shares of an underlying fund may not be taken into account in determining the gain or loss on the disposition of the shares acquired. If shares are disposed of within 90 days from the date they were purchased and if shares of a new underlying fund are subsequently acquired without imposition of a sales charge or imposition of a reduced sales charge pursuant to a right granted to the Fund to acquire shares without payment of a sales charge or with the payment of a reduced charge, then the sales charge paid upon the purchase of the initial shares will be treated as paid in connection with the acquisition of the new underlying fund's shares rather than the initial shares.

PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares of the Funds are sold at their net asset value plus a sales charge, if any, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Funds is explained in the prospectus under "Investing in the Funds."

DISTRIBUTION PLAN

With respect to the Funds, Marketvest Funds, Inc. and Marketvest Funds have each adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended (the "Plan"). Each Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares of a Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating each Plan. Pursuant to each Plan, the distributor may pay fees to brokers and others for such services.

The Board Members expect that the adoption of a Plan will assist a Fund in selling a sufficient number of shares so as to allow a Fund to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and thereby assist a Fund in seeking to achieve its investment objective.

For the period from April 1, 1996 (date of initial public investment) to February 28, 1997, the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund paid no fees pursuant to the Distribution Plan. For the period from April 1, 1997 (date of initial public investment) to May 31, 1997, the International Equity Fund paid no fees pursuant to the Distribution Plan.

ADMINISTRATIVE ARRANGEMENTS

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding a Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as a Fund may reasonably request.

CONVERSION TO FEDERAL FUNDS

It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

EXCHANGING SECURITIES FOR FUND SHARES

The Funds may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon prior approval of a Fund and a determination by a Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of a Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by a Fund will be valued in the same manner as a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of a Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of a Fund, along with the securities.

DETERMINING NET ASSET VALUE

The net asset value generally changes each day. The days on which the net asset value is calculated by the Funds are described in the prospectus. With respect to International Equity Fund, dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date.

DETERMINING MARKET VALUE OF SECURITIES

Market or fair values of the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund's portfolio securities, other than options,

are determined as follows:

   o  for equity securities, according to the
      last sale price on a national securities exchange, if applicable;

   o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

   o for unlisted equity securities, latest bid prices;

   o  for bonds and other fixed income
      securities, as determined by an
      independent pricing service;

   o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

   o for all other securities, at fair value as determined in good faith by the Board Members.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect:
institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Equity Fund and the International Equity Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of options trading on such exchanges unless the Board Members determine in good faith that another method of valuing option positions is necessary.

The underlying funds in which the International Equity Fund may invest value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the International Equity Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S.

dollars at current rates.

Occasionally, events that affect these values and exchanges rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board Members, although the actual calculation may be done by others.

VALUING MUNICIPAL BONDS

With respect to the Pennsylvania Intermediate Municipal Bond Fund, the Board Members use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices. In addition, the Pennsylvania Intermediate Municipal Bond Fund values short-term obligations according to the mean between the bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost.

EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange shares of that Fund for shares of other Funds advised by Dauphin Deposit subject to certain conditions. Exchange procedures are explained in the prospectus under "Exchange Privilege."

REDEEMING SHARES

Each Fund redeems shares at the next computed net asset value after a Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays when wire transfers are restricted.

REDEMPTION IN KIND

Although the Funds intend to redeem shares in cash, they reserve the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund's portfolio. To the extent available, such securities will be readily marketable. Marketvest Funds, Inc. and Marketvest Funds have elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which the Funds are obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Board Members determine that payments should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as a Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board Members deem fair and equitable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders of Marketvest Funds may be held personally liable as partners under Massachusetts law for acts or obligations of the Marketvest Funds. To protect shareholders, Marketvest Funds has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of a Fund for such acts or obligations of Marketvest Funds. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument Marketvest Funds or its Board Members enter into or sign on behalf of a Fund.

In the unlikely event a shareholder of a Fund is held personally liable for Marketvest Funds' obligations, Marketvest Funds is required by the Declaration of Trust to use its property to indemnify, protect or compensate the shareholder. On request, Marketvest Funds will defend any claim made and pay any judgment against a shareholder of a Fund for any act or obligation of Marketvest Funds. Therefore, financial loss resulting from liability as a shareholder of a Fund will occur only if Marketvest Funds cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of a Fund.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, or distributing certain types of securities such as shares of a registered open-end investment company. Such laws and regulations do not prohibit such a holding company or bank or non-bank affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Funds' Adviser, Dauphin Deposit, is subject to such banking laws and regulations.

Dauphin Deposit believes, based on the advice of its counsel, that it may perform the investment advisory services for any Fund contemplated by its advisory agreements with the Funds without violating the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent Dauphin Deposit from continuing to perform all or a part of the above services for its customers and/or a Fund. In such event, changes in the operation of a Fund may occur, including the possible alteration or termination of any automatic or other Fund share investment and redemption services then being provided by Dauphin Deposit, and the Board Members would consider alternative investment advisers and other means of continuing available investment services.

It is not expected that Fund shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities to Dauphin Deposit is found) as a result of any of these occurrences.

TAX STATUS

THE FUNDS' TAX STATUS

The Funds will pay no federal income tax because each Fund expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

   o  derive at least 90% of its gross income
      from dividends, interest, and gains from the sale of securities;

   o derive less than 30% of its gross income from the sale of securities held less than three months;

   o  invest in securities within certain
      statutory limits; and

   o  distribute to its shareholders at least
      90% of its net income earned during the
      year.

These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments.

If permitted by its investment policies, a Fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.

Any dividends declared by the Fund in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared.

INTERNATIONAL EQUITY FUND

Income the International Equity Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the Fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through the foreign tax credit to its shareholders. It is expected that the International Equity Fund will not have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and therefore will not be permitted to make this election and "pass through" to its shareholders. Each shareholder's respective pro rata share of foreign taxes the Fund pays will, therefore, be netted against their share of the Fund's gross income.

The International Equity Fund may invest in any non-U.S. corporations which could be treated as passive foreign investment companies ("PFICs"). This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the International Equity Fund does invest in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the International Equity Fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to its shareholders. Therefore, the payment of this tax would reduce the International Equity Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying fund may inadvertently invest in non-U.S. corporations which would be treated as Passive Foreign Investment Companies ("PFICs") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the International Equity Fund's economic return.

SHAREHOLDERS' TAX STATUS

The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Equity Fund or the International Equity Fund, if either Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Otherwise, these dividends and any short-term capital gains are taxable as ordinary income.

No portion of any income dividends paid by the other Funds is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

     CAPITAL GAINS

         With respect to the Equity Fund, the Short-Term Bond Fund, the International Equity Fund, and the Intermediate U.S. Government Bond Fund, long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares.

         With respect to the Pennsylvania Intermediate Municipal Bond Fund, capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:

         o  the availability of higher relative
            yields;

         o  differentials in market values;

         o  new investment opportunities;

         o  changes in creditworthiness of an
            issuer; or

         o  an attempt to preserve gains or
            limit losses.

         Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.

TOTAL RETURN

For the period from April 1, 1996 (date of initial public investment) to February 28, 1997, the cumulative total returns for the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund were 16.92%, 1.38%, 0.86%, and 0.56%, respectively. For the period from April 1, 1997 (date of initial public investment) to May 31, 1997, the cumulative total return for the International Equity Fund was 3.94%.

Cumulative total return reflects a Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. Each Fund's total return is representative of only five months of investment activity since the Funds' date of initial public investment.

The average annual total return for a Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The yields for the Equity Fund, the Pennsylvania Intermediate
Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund for the 30-day period ended February 28, 1997 were 1.27%, 4.00%, 5.23%, and 6.89%, respectively.

The yield for a Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by each Fund over a thirty-day period by the maximum offering price per share of each Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.

TAX-EQUIVALENT YIELD

The Pennsylvania Intermediate Municipal Bond Fund's tax-equivalent yield for the thirty-day period ended February 28, 1997 was 6.94%.

The tax-equivalent yield for the Pennsylvania Intermediate Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming the maximum 42.4% combined federal and state tax rate for individuals, and also assuming that income is 100% tax-exempt. The Fund will use the "actual earned" method for determining the percentage of dividend distributions that is tax-exempt. This information will be provided in connection with year-end shareholder tax reporting.

TAX-EQUIVALENCY TABLE

The Pennsylvania Intermediate Municipal Bond Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table on the next page indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.





                   TAXABLE YIELD EQUIVALENT FOR 1997

                         STATE OF PENNSYLVANIA

                 COMBINED FEDERAL AND STATE INCOME TAX

                               BRACKET:

                            17.80%        30.80%             33.80%               38.80%              42.40%




        JOINT                   $1-      $41,201-           $99,601-             $151,751-             OVER

        RETURN              41,200        99,600             151,750              271,050            $271,050



        SINGLE                  $1-      $24,651-           $59,751-             $124,651-             OVER

        RETURN              24,650        59,750             124,650              271,050            $271,050


TAX-EXEMPT

YIELD

TAXABLE YIELD EQUIVALENT

           1.50%            1.82%          2.17%             2.27%               2.45%               2.60%

           2.00%            2.43%          2.89%             3.02%               3.27%               3.47%

           2.50%            3.04%          3.61%             3.78%               4.08%               4.34%

           3.00%            3.65%          4.34%             4.53%               4.90%               5.21%

           3.50%            4.26%          5.06%             5.29%               5.72%               6.08%

           4.00%            4.87%          5.78%             6.04%               6.54%               6.94%

           4.50%            5.47%          6.50%             6.80%               7.35%               7.81%

           5.00%            6.08%          7.23%             7.55%               8.17%               8.68%

           5.50%            6.69%          7.95%             8.31%               8.99%               9.55%

           6.00%            7.30%          8.67%             9.06%               9.80%              10.42%



Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as:

   o  portfolio quality;

   o  average portfolio maturity;

   o type of instruments in which the portfolio is invested;

   o changes in interest rates and market value of portfolio securities;

   o  changes in each Fund's expenses; and

   o  various other factors.

Each Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of a Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:

   o  LIPPER ANALYTICAL SERVICES, INC., ranks
      funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the applicable funds category in advertising and sales literature.

   o  STANDARD & POOR'S DAILY STOCK PRICE INDEX
      OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.
      In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

   o THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES are unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

   o  DOW JONES INDUSTRIAL AVERAGE ("DJIA")
      represents share prices of selected large capitalization, well-established blue-chip industrial corporations as well as public utility and transportation companies. The
      DJIA indicates daily changes in the
      average price of stocks in any of its
      categories. It also reports total sales
      for each group of industries.

   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly
      Mutual Fund Values. Mutual Fund Values
      rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

   o MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index tracking short-term
      U.S. government securities between 1 and
      2.99 years. The index is produced by
      Merrill Lynch, Pierce, Fenner & Smith, Inc.

   o  LEHMAN BROTHERS INTERMEDIATE
      GOVERNMENT/CORPORATE BOND INDEX is
      comprised of issues which include
      non-convertible bonds publicly issued by the U.S. government or its agencies;
      corporate bonds guaranteed by the U.S.
      government and quasi-federal corporations;
      and publicly issued, fixed rate,
      non-convertible domestic bonds of
      companies in industry, public utilities, and finance. The average maturity of these bonds is between 1 and 9.9 years.

   o  LEHMAN BROTHERS INTERMEDIATE GOVERNMENT
      BOND INDEX is comprised of all publicly
      issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation.
      The index also includes corporate debt
      guaranteed by the U.S. government. Only
      notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year and maximum maturity of 9.9 years are included.

   o  LEHMAN BROTHERS GENERAL OBLIGATION
      MUNICIPAL BOND INDEX is comprised of state general obligation debt issues. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total return calculated for one, three, and twelve month periods as well as year-to-date.



   o  LEHMAN BROTHERS FIVE-YEAR STATE GENERAL
      OBLIGATIONS BOND INDEX is comprised of all state general obligation debt issues with maturities between four and six years.
      These bonds are rated A or better and
      represent a variety of coupon ranges.
      Index figures are total returns calculated for one, three, and twelve month periods as well as year- to-date. Total returns are also calculated as of the index inception, December 31, 1979.



   o LEHMAN BROTHERS TEN-YEAR STATE GENERAL OBLIGATION BONDS is an index comprised on the same issues noted above except that the maturities range between nine and eleven years. Index figures are total returns calculated as of the index inception, December 31, 1979.

   o LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX is comprised of all publicly issued, non-convertible domestic debt of the U.S.
      government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year and maximum maturity of 2.9 years are included.

   o  MORGAN STANLEY EUROPE, AUSTRALIA, AND FAR
      EAST (EAFE) INDEX is a market
      capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New
      Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva,
      Switzerland.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

Advertisements may quote performance information which does not reflect the effect of the sales load.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Funds' portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute (`ICI"). For example, according to the ICI, twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3 trillion to the more than 5,500 funds available.

FINANCIAL STATEMENTS

The Financial Statements for Marketvest Equity
Fund, Marketvest Pennsylvania Intermediate
Municipal Bond Fund, Marketvest Short-Term Bond
Fund, and Marketvest Intermediate U.S.
Government Bond Fund are contained in their Combined Annual Report for the period ended
February 28, 1997, and are incorporated herein by reference.
(File No. 811-7383).